UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08846

First Focus Funds, Inc.

(Exact name of registrant as specified in charter)

First National Bank, 1620 Dodge Street, Omaha, NE 68197
(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc. 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 662-4203

Date of fiscal year end: March 31, 2009

Date of reporting period: March 31, 2009

Item 1.	Reports to Stockholders.

ANNUAL REPORT

First Focus FundsSM

Dear Shareholder,

At First Focus Funds, we believe in strong risk adjusted rates of return and that preservation of principal is just as important as return. With these key beliefs, you would come to expect that we would perform well as a fund group in volatile and dangerous times, and we have. Our recent returns versus our competition have been strong and the flow of assets into our complex is the strongest it has been in many years.

Not withstanding, recent events have been painful to watch and experience as an investor. It is heart wrenching to watch multiple years of gains in the markets be washed away in the course of several horrible months. Panics and downturns, however painful, are part of our free market system. They have happened before, and they will happen again. This is not the time to panic, but rather to look at things logically. You cannot control events. But you can control your response to events.

There is an unprecedented amount of liquidity being pumped into the financial system from Central Banks around the world. It will take several months for this money to start circulating through the system and have any effect on the markets. Valuations are as attractive as they have been in many years, in almost every asset class. Housing affordability is back to where it was in 1990-1991. Corporate balance sheets are in much better shape than in previous downturns. Inflationary pressures are being driven out of the system. Exports are strong! Historically, this type of panic, which is currently occurring, signals market bottoms. People will go on with their lives, going to work, planning for their future, and raising their children.

Please do not interpret my comments as being overly optimistic or Pollyannaish. We are in the midst of working off a credit hangover the likes of which we have never seen in this country. It will take time, and it will affect our economy for many years to come. It will not be easy to change our attitudes towards borrowing and debt overnight; however we will drive fewer miles, eat more at home, and be much more careful about what we consume versus what we save. Is this a bad thing?

Let me assure you that it is natural and normal to experience the range of emotions that I’m sure many of you are feeling. We are professional investors, investing for our clients as well as our own futures, and this has been painful for us to watch. However, we, unlike most of the pundits you see and hear in the media, are not traders. We are long-term investors. And asset prices have just become much more attractive.

We will continue to manage your funds with a balanced approach towards preservation and return. We value our relationship with you and appreciate your trust in our ability to manage your money.

/s/ Stephen Frantz
Stephen Frantz
Chief Investment Officer sfrantz@fnni.com

Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

Investors should carefully consider the investment objectives, risks, charges and expenses of the First Focus Funds. Mutual Funds involve risk including possible risk of principal. This and other important information about the Funds is contained in the prospectus, which can be obtained by calling 1-800-662-4203. The prospectus should be read carefully before investing. The First Focus Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

FIRST FOCUS SHORT-INTERMEDIATE BOND FUND

INVESTMENT CONCERNS

Short- or intermediate-term investment grade bonds generally offer less risk and a lower rate of return than longer-term higher yielding bonds.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

MANAGER COMMENTARY

The credit and liquidity problems that caused serious dislocations in the fixed income markets during 2007 increased in both scope and depth over the past year. The powerful deleveraging process continued unabated in 2008, driving prices lower on many real and financial assets and drying up liquidity. Falling asset values along with a sustained lack of credit and liquidity drove the country into the worst recession in at least 35 years. A negative feedback loop developed that affected the real economy and all fixed income sectors, including asset-backed securities, mortgage-backed securities, agency and corporate debt securities, and even traditionally safe-haven municipal debt securities. By the fall of 2008, the markets for some of these fixed income asset classes were completely frozen and the fear of systemic collapse was growing daily. With no access to liquidity and balance sheets under severe pressure due to rapidly deteriorating loan quality, stalwart names such as Bear Stearns, Lehman Brothers, IndyMac, and Washington Mutual were forced into bankruptcy or into mergers at levels that sacrificed their shareholders.

All of these problems forced the Federal Reserve (the “Fed”) and the U.S. Treasury to become actively involved in trying to reinstill confidence into the financial markets and get credit flowing to the floundering economy. To fully appreciate the scope of the systemic threat to the financial system and the depth of the recession, one need only look at the movement of the federal funds target rate over the 18 months before the end of 2008. The fed funds rate stood at 5.25% on June 30, 2007 and closed 2008 at a stated range of 0.00% to 0.25%. In addition to rapidly lowering the overnight rate, the Fed implemented a plethora of new lending, asset purchase, and asset guarantee programs to banks and non-bank financial companies in 2008 to provide desperately needed liquidity to the frozen credit markets. These programs targeted the fixed income assets that experienced extreme losses of liquidity over the period, including commercial paper, residential and commercial mortgages, and asset-backed securities. Because of these new lending and outright purchase initiatives, the Fed increased the size of its balance sheet from $900 billion at the end of the third quarter of 2008 to almost $2.3 trillion by the end of the calendar year.

The U.S. Treasury was also active in an unprecedented fashion. It injected significant equity capital into financial institutions through its TARP program, and provided additional capital to AIG, Citigroup, and the automakers. More recently, the U.S. Treasury has attempted to get private investors back into the market for structured securities through its announced Public Private Investment Program. Fiscal policy also responded in style, with Congress passing a $780 billion stimulus bill to support the economy and the financial markets. Many of these programs seem to be having some stabilizing effect as we have recently experienced increased trading volume and spread tightening across all sectors of the fixed income markets.

Over the 12-month period ended March 31, 2009, the Short/ Intermediate Fund returned 2.05% on a net basis. This performance compares to a 2.69% return for the Barclays Capital U.S. Government/Credit 1-5 Year Index and a –2.28% average return for the Lipper Short-Intermediate Investment Grade Funds Average1.

The primary driver of the Fund’s underperformance for the 12-months ended March 31, 2009, was the drop in value of our asset-backed holdings, most notably the Preferred Term Securities XXIV, Ltd. and CWL 2007-QX1, as well as our exposure to select financial corporate credits. With respect to the asset-backed holdings mentioned, the continued deterioration in both the housing market and the financial health of the banking sector led to impairment of the underlying performance of these securities. In the corporate sector, our exposure to HSBC Finance and Merrill Lynch hampered relative performance, as our weightings were greater than the benchmark.1

While security selection was a detractor, the Fund’s performance benefited from our overall sector allocation (underweighted position in corporate credit, specifically finance), interest rate sensitivity and yield curve positioning (neutral duration exposure and overweight the 3-5 year area of the yield curve) and the large yield advantage over the index.1

We believe that the improvement we are beginning to see will continue as 2009 progresses. Accordingly, during the first calendar quarter of 2009 we continued increasing our exposure to corporate securities and to some extent, additional structured spread product. We continue to reduce our exposure to U.S. Treasury securities as we see very little value for our investors in government bonds given current interest rate levels and expectations for massive deficit-driven supply. We expect to increase our positions in high quality defensive securities that can avoid impairment as the recession plays itself out, while still providing significant positive total returns as the economy improves over time. 1

[1]	Disclosures

Portfolio composition is as of March 31, 2009 and is subject to change.

Moody’s Investors Service, Inc. and Standard & Poor’s, Inc. are bond rating organizations. They rate the bonds issued by corporations based on the ability of each corporation to repay its debt and pay the interest on that debt. The Moody’s and Standard & Poor’s ratings are considered an opinion only, not a recommendation to buy or sell.

Lipper Short-Intermediate Investment Grade Average is an average of funds that invests at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one-to five-years.

FIRST FOCUS SHORT-INTERMEDIATE BOND FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2009

PORTFOLIO COMPOSITION AS OF MARCH 31, 2009

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

PORTFOLIO ANALYSIS1 AS OF MARCH 31, 2009

(PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

Weighted Average Credit Quality:	AAA

Weighted Average Maturity:	2.75 years

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2009*

	1 Year	5 Year	10 Year
First Focus Short-Intermediate Bond Fund	2.05%	2.61%	4.01%

Barclays Capital U.S. Government/Credit 1-5 Year Index	2.69%	3.71%	5.12%

Expense Ratio (Gross/Net)	1.17% / 0.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Net expense ratio is net of contractual waivers which are in effect from August 1, 2008 through July 31, 2009. Additional information pertaining the Fund’s expense ratios as of March 31, 2009 can be found in the Financial Highlights.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Government/Credit 1-5 year Index (formerly Lehman Brothers U.S. Government/Credit 1-5 year Index) measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities.

The above referenced index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

FIRST FOCUS INCOME FUND

INVESTMENT CONCERNS

The value of the Fund’s shares depends on the value of the securities it owns. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

MANAGER COMMENTARY

The credit and liquidity problems that caused serious dislocations in the fixed income markets during 2007 increased in both scope and depth over the past year. The powerful deleveraging process continued unabated in 2008, driving prices lower on many real and financial assets and drying up liquidity. Falling asset values along with a sustained lack of credit and liquidity drove the country into the worst recession in at least 35 years. A negative feedback loop developed that affected the real economy and all fixed income sectors, including asset-backed securities, mortgage-backed securities, agency and corporate debt securities, and even traditionally safe-haven municipal debt securities. By the fall of 2008, the markets for some of these fixed income asset classes were completely frozen and the fear of systemic collapse was growing daily. With no access to liquidity and balance sheets under severe pressure due to rapidly deteriorating loan quality, stalwart names such as Bear Stearns, Lehman Brothers, IndyMac, and Washington Mutual were forced into bankruptcy or into mergers at levels that sacrificed their shareholders.

All of these problems forced the Federal Reserve (the “Fed”) and the U.S. Treasury to become actively involved in trying to reinstill confidence into the financial markets and get credit flowing to the floundering economy. To fully appreciate the scope of the systemic threat to the financial system and the depth of the recession, one need only look at the movement of the federal funds target rate over the 18 months before the end of 2008. The fed funds rate stood at 5.25% on June 30, 2007 and closed 2008 at a stated range of 0.00% to 0.25%. In addition to rapidly lowering the overnight rate, the Fed implemented a plethora of new lending, asset purchase, and asset guarantee programs to banks and non-bank financial companies in 2008 to provide desperately needed liquidity to the frozen credit markets. These programs targeted the fixed income assets that experienced extreme losses of liquidity over the period, including commercial paper, residential and commercial mortgages, and asset-backed securities. Because of these new lending and outright purchase initiatives, the Fed increased the size of its balance sheet from $900 billion at the end of the third quarter of 2008 to almost $2.3 trillion by the end of the calendar year.

The U.S. Treasury was also active in an unprecedented fashion. It injected significant equity capital into financial institutions through its TARP program, and provided additional capital to AIG, Citigroup, and the automakers. More recently, the U.S. Treasury has attempted to get private investors back into the market for structured securities through its announced Public Private Investment Program. Fiscal policy also responded in style, with Congress passing a $780 billion stimulus bill to support the economy and the financial markets. Many of these programs seem to be having some stabilizing effect as we have recently experienced increased trading volume and spread tightening across all sectors of the fixed income markets.

Over the 12-month period, the Income Fund returned 0.40% on a net basis. This compares to 3.13% return for the Barclays Capital U.S. Aggregate Bond Index and a –10.40% average return for the Lipper Corporate Debt Funds BBB-Rated Fund1 classification.

There were three primary drivers of the Fund’s underperformance for the period ended March 31, 2009. First was the drop in value of our asset-backed holdings, most notably the Preferred Term Securities XXIV, Ltd. and Preferred Term Securities XXI, Ltd. These issues are backed by bank trust-preferred securities, which have seen their value fall dramatically as the financial health of the banking sector deteriorated. Second was our overweight position in commercial mortgage backed securities. This sector came under pressure following the rapid decline in residential housing values, as many investors began to fear that this sector might perform in a similar fashion. Third, the Fund owns three hybrid trust-preferred securities (US Bank, UBS and American Express) that performed poorly due to their subordinated status and potential maturity extension.1

While security selection was a detractor, the Fund’s performance benefited from our overall sector allocation (underweight corporate credit, specifically finance), interest rate sensitivity and yield curve positioning (neutral duration exposure and overweight the 5-7 year area of the yield curve) and the large yield advantage over the index.1

We believe that the improvement we are beginning to see will continue as 2009 progresses. Accordingly, during the first quarter of 2009 we continued increasing our exposure to corporate securities and to some extent, additional structured spread product. We continue to reduce our exposure to U.S. Treasury securities as we see very little value for our investors in government bonds given current interest rate levels and expectations for massive deficit-driven supply. We expect to increase our positions in high-quality defensive securities that can avoid impairment as the recession plays itself out, while still providing significant positive total returns as the economy improves over time.1

[1]	Disclosures

Portfolio composition is as of March 31, 2009 and is subject to change.

Moody’s Investors Service, Inc. and Standard & Poor’s, Inc. are bond rating organizations. They rate the bonds issued by corporations based on the ability of each corporation to repay its debt and pay the interest on that debt. The Moody’s and Standard & Poor’s ratings are considered an opinion only, not a recommendation to buy or sell.

Lipper Corporate Debt Funds BBB-Rated Average is an average of funds that invests at least 65% of their assets in corporate and government debt issues rated in the top four grades.

FIRST FOCUS INCOME FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2009

PORTFOLIO COMPOSITION AS OF MARCH 31, 2009

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

PORTFOLIO ANALYSIS1 AS OF MARCH 31, 2009

(PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

Weighted Average Credit Quality:	AA+

Weighted Average Maturity:	5.80 years

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2009*

	1 Year	5 Year	10 Year
First Focus Income Fund	0.40%	2.54%	4.05%

Barclays Capital U.S. Aggregate Bond Index	3.13%	4.13%	5.70%

Expense Ratio (Gross/Net)	1.29% / 0.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Net expense ratio is net of contractual waivers which are in effect from August 1, 2008 through July 31, 2009. Additional information pertaining the Fund’s expense ratios as of March 31, 2009 can be found in the Financial Highlights.

(*)	For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the adviser’s similarly managed collective investment fund, adjusted to reflect the Fund’s fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions, which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index) is a market value-weighted index that tracks the daily price, coupon, paydowns and total return performance of fixed-rate, publicly placed, dollar denominated and nonconvertible, investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

The above referenced index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

FIRST FOCUS BALANCED FUND

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. This Fund generally would be considered to have more risk and return potential than the First Focus Income Fund and less risk and return potential than the First Focus Core Equity Fund.

MANAGER COMMENTARY

“These are the times that try men’s souls”. ~Thomas Paine

Mr. Paine began his series of pamphlets called The American Crisis with these words during the American Revolutionary War. While this quote has been used to describe the financial crisis the U.S. has been going through during the period under review, perhaps instead it provides context for our current crisis. The terms worst ever, or worst in history are used repeatedly to describe data series which, declined at a rate, or reached levels that were, the worst since that particular data series began its measurement. While there is little question that the current economic contraction is the worst we have experienced in a long time, few objective observers would yet put our present situation in the same category as the depression of the 1930’s, and certainly not in the same realm as the sacrifices suffered during the American Revolution. This context is cited here not to minimize the pain and suffering that has been experienced during the last twelve months, but to counter the arguments that the U.S. economy has gone over the cliff, and we are entering a new era comparable or worse than previous epic economic downturns. The consensus view of most economists is that the economy will find a bottom later this year, and begin a slow recovery next year, averting the depths of suffering experienced during the 1930’s, or even the 1970’s.

Notwithstanding the comments above, the period has been quite bad by any standard. The First Focus Balanced Fund returned –26.13% during the past 12 months. This has been a painful decline for our shareholders as well as fund managers. The segment of the Fund allocated to stocks performed slightly better than the S&P 500’s negative 38.06% return, while the segment of the Fund allocated to Fixed Income performed significantly worse than the Barclays Capital U.S. Government Credit Index return of 1.78%. The Balanced Fund’s more conservative asset allocation during the year was primarily responsible for the Fund’s better than average performance compared to its peer group universe.

In the annual report two years ago, we expressed concern about the slowing U.S. economy, and weakening corporate earnings. At that time we began positioning the Fund more defensively, reducing the allocation to stocks and increasing the allocation to cash and fixed income securities. Within the stock segment of the Fund, we began reducing exposures to the most economically sensitive sectors of the economy, and focusing on areas that were less economically sensitive. In last year’s report we reiterated our concerns regarding the economy and deteriorating corporate earnings, although we admit that last April we did not have an inkling of the magnitude of the problems that were about to befall us.1

Before the end of the first fiscal quarter, Bear Stearns had fallen, and would soon be followed by American International Group, Fannie Mae, Freddie Mac, and Lehman Brothers. Merrill Lynch, Wachovia, and others were taken over by stronger institutions at the behest of the government to avoid a similar fate. There were times during the fall and winter when the credit system was almost not functioning at all and the financial markets seemed ready to collapse. The rate of economic contraction accelerated as cancelled orders led to reduced production, more layoffs, accelerating declines in home values, further declines in consumer and investor confidence and a vicious cycle of negative feedback. Efforts by the U.S. Treasury and Federal Reserve to arrest the decline seemed at times to be inadequate to the task. But as our fiscal year came to an end, and the size of government assistance had grown to once unimaginable proportions, it appeared that investors were beginning to believe that if the government was willing to borrow and spend multiple trillions of dollars, leverage, instead of being unwound, could simply be transferred from private hands to public hands, and that investors could be rescued, along with the economy.

Performance of the Fund was negatively impacted by our allocation to preferred stocks in the Financial Sector, as well as poor security selection in the consumer staples sector. This was a sector we had emphasized with a larger than benchmark allocation because of its defensive characteristics. The sector performed well, but the stocks that we chose were on average down more than the benchmark. Stocks that performed particularly poorly included Central European Distribution Corp., Avon Products, Inc. and Herbalife Ltd. Our allocation to energy related stocks also negatively impacted performance, with Forest Oil Corp., Helix Energy Solutions Group, Inc., Rowan Companies, Inc., Williams Companies, Inc., and Noble Energy, Inc. all performing quite poorly. In other areas of the Fund performance was negatively impacted by outsized declines in Joy Global Inc., AGCO Corp. and AFLAC Inc.1

Performance benefited from a lower than normal allocation to stocks, and a higher than normal allocation to cash. Fund performance also benefited from an emphasis in another defensive sector, Healthcare, which declined significantly less than the overall market. Stocks in the Fund performing better than the market were Cerner Corp., Biogen Idec, Inc., Valeant Pharmaceuticals International and West Pharmaceutical Services, Inc. Individual security selection in the Technology sector benefited performance, including Symantec Corp., Citrix Systems, Inc., and Factset Research Systems, Inc. Other stocks that helped performance included W.R. Berkley Corp., FPL Group, Inc., and Church & Dwight Co., Inc.1

We believe economic growth could remain weak for the near future, and are maintaining a more defensive asset and sector allocation in the Fund. The Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company’s stock. The expectation is that these fundamental underpinnings could reduce somewhat the Fund’s exposure to elevated financial stresses and reduced economic activity in the period ahead. We will continue to focus on reasonably valued companies with superior growth characteristics, and sound financial strength.

/s/ David Jordan
David Jordan

[1]	Disclosures

Portfolio composition is as of March 31, 2009 and is subject to change.

FIRST FOCUS BALANCED FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2009

PORTFOLIO COMPOSITION AS OF MARCH 31, 2009

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2009*

	1 Year	5 Year	10 Year
First Focus Balanced Fund	-26.13%	-1.10%	1.77%

Barclays Capital U.S. Government/Credit Bond Index	1.78%	3.74%	5.64%

S&P 500 Index	-38.06%	-4.76%	-3.00%

Composite Index	-23.76%	-1.18%	0.72%

Expense Ratio (Gross/Net)	1.53% / 1.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Net expense ratio is net of contractual waivers which are in effect from August 1, 2008 through July 31, 2009. Additional information pertaining the Fund’s expense ratios as of March 31, 2009 can be found in the Financial Highlights.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1999.

Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Government/Credit Bond Index (formerly Lehman Brothers U.S. Government/Credit Bond Index) includes all public obligations of the U.S. Treasury, excluding foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

The S&P 500 Index is an index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Composite Index is a combined index of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Government/Credit Bond Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the chart above.

The above referenced indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

FIRST FOCUS CORE EQUITY FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the period ended March 31, 2009, the First Focus Core Equity Fund had a net loss of –34.36% versus a net loss of –38.06% for the S&P 500 Index (“S&P 500”) and a net loss of –42.42% for the Russell 1000® Value Index. The magnitude of the absolute losses in the stock market during this period was nothing less than shocking. The only redeeming feature was that the Fund performed better than its benchmark indices.

The stock market indices declined in each of the four quarters in the period under review, but the most damage, the S&P 500 Index lost 21.94%, occurred in the fourth quarter of 2008. After assisting Fannie Mae, Freddie Mac, and Bear Stearns, the federal authorities decided to let Lehman Brothers fail, which caused the credit markets to freeze up. In addition, investors faced a constant barrage of deteriorating economic data and numerous government initiatives designed to shore up the banks, the credit markets, homeowners, and the auto companies. From the stock market peak in October 2007 through the trough in March 2009, the S&P 500 lost 57% of its value, making it the largest stock market decline since 1937.

The weakest S&P 500 sectors during the 12-month period ended March 31, 2009 were Financials and Industrials, which had declines of –63% and –50%, respectively, and the Fund’s biggest declines were in the same sectors. The strongest sectors during this period were the Health Care, with a loss of –20% and Consumer Staples, with a loss of –23%. Strong relative performance in the Financial, Energy, Utilities, Materials and Consumer Discretionary sectors accounted for approximately one-half of the Fund’s relative performance gain over the S&P 500 and the remaining half was attributed to holding cash reserves.1

The bad news is that we may be in the middle of the worst economic downturn since the Great Depression. The good news is we have programs in place such as Federal Deposit Insurance, unemployment insurance, and Social Security among others that were not around in 1929. These programs should prevent this downturn from ever approaching the magnitude of the Great Depression. In addition, the Federal Reserve and other U.S. Government officials appear to be well aware of the policy mistakes made during the 1930’s that exacerbated the downward spiral in economic activity. The global economy will eventually recover. We have been encouraged by some signs that housing sales and consumer spending may have bottomed. We are also encouraged by the narrowing of yield spreads on most credit securities from the widest levels seen late last year. However, equally important monetary and fiscal policy decisions probably will be required when the global economy recovers. Monetary expansion will need to be reversed in a timely manner to minimize inflation, and tough budgetary decisions will need to be made to reduce future federal budget deficits.

The equity markets are forward looking and have historically started recovering from a bear market bottom two- to five-quarters before the economy and corporate earnings have started to recover. Even if the economy does not begin recovering until 2010, it would be reasonable to expect the equity markets to begin recovering sometime in 2009. In order to position the Fund for a stock market recovery we began to increase our exposure to select stocks in the Energy, Materials, and Industrial sectors and have maintained an overweight position in the Financial and Information Technology sectors. We believe that certain stocks in these sectors offer some of the best long-term values and may lead the stock market recovery when it occurs. We began to reduce the Fund’s weighting in stocks in the Health Care, Utilities, and Telecommunications sectors, which have held up better during the bear market and we believe are likely to lag the market during the stock market recovery.1

[1]	Disclosures

Portfolio composition is as of March 31, 2009 and is subject to change.

FIRST FOCUS CORE EQUITY FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2009

PORTFOLIO COMPOSITION AS OF MARCH 31, 2009

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2009*

	1 Year	5 Year	10 Year
First Focus Core Equity Fund	-34.36%	-2.34%	-0.65%
S&P 500 Index	-38.06%	-4.76%	-3.00%
Russell 1000® Value Index	-42.42%	-4.94%	-0.62%

Expense Ratio (Gross/Net)	1.41% / 1.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Net expense ratio is net of contractual waivers which are in effect from August 1, 2008 through July 31, 2009. Additional information pertaining the Fund’s expense ratios as of March 31, 2009 can be found in the Financial Highlights.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The above referenced indices are unmangaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

FIRST FOCUS LARGE CAP GROWTH FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the period ended March 31, 2009, the First Focus Large Cap Growth Fund returned -29.94%, versus the Russell 1000® Growth Index return of -34.28%. Several factors contributed to the negative returns for this period.

Regardless of which adjective is used to describe the past year, the description would most likely be an understatement. In the midst of the major market declines, the U.S. economy was officially categorized as a recession. The United States was not alone. Markets across the globe endured precipitous declines—many losses more severe than those of the U.S.

Some truly remarkable events transpired during the course of the period. Crude oil peaked in July as it nearly reached $150 per barrel. It completed a dramatic price fluctuation in December by trading below $40 per barrel. Financial stalwarts Bear Stearns and Lehman Brothers collapsed. Others, including Merrill Lynch and Wachovia, were acquired. Washington Mutual and IndyMac Bank became the largest banks to fail in this country. The Federal government “bailed-out” the banking system and the auto industry in attempts to stabilize the economy. These actions have made the Federal Government a direct stakeholder in some of these companies, and late in the period, it was revealed that Bernard Madoff allegedly perpetrated the largest Ponzi scheme this country has witnessed. During the first quarter of 2009, the markets experienced an extensive outflow of funds from equities into bonds and money market funds. According to the Arizona Republic, stock funds now represent only 34% of all mutual fund assets. In contrast, only two months earlier stock funds accounted for 57% of all assets contained in mutual funds.

With all of these events and more transpiring in the last year, it is little wonder why market volatility was nearly unprecedented. Furthermore, we do feel quite certain forecasting continued to play into volatile market patterns.

Despite this volatility, we do see some reasons for optimism. More risk has been removed from the markets thanks to the double-digit declines of the first quarter 2009. We believe investor expectations may have been sufficiently lowered as evidenced by the massive outflows in equity funds. Nevertheless, this notion of lowered investor expectations could be almost immediately tested when the pivotal April earnings are reported. We expect reported corporate profits to reflect a very difficult economic environment and that the forward guidance issued following the earnings reports will contain much uncertainty. The question that will likely shape the direction of the equity markets well into summer is whether these downbeat reports will further disappoint already lowered investor expectations.

Beyond the psychological and behavioral issues discussed, modest tangible evidence, in the form of reported economic data is also providing some reason for optimism. Like the earnings reports, that reported data is not favorable. However, some reports have not been as disappointing as feared. We have also witnessed a modest improvement in consumer sentiment. We could not have made these claims a few months ago.

Investors will still be confronted by familiar headwinds. Unemployment rates will likely continue to climb and home prices show no signs of ending their descent. Perhaps most importantly, credit will remain tight. However, we have seen some signs that the credit markets are improving. Look for some form of coordinated action amongst central governments around the globe to respond to the global economic downturn. Domestically, we should expect the heightened governmental intervention into the capital markets to continue.

In the end, the volatile action of the period should serve as reinforcement for the need to adopt a longer-term investment perspective and to resist the emotional temptation to stray from your plan. Look for the First Focus Large Cap Growth Fund to continue to invest in those companies we believe have the ability to achieve superior returns on their invested capital.

[1]	Disclosures

Portfolio composition is as of March 31, 2009 and is subject to change.

FIRST FOCUS LARGE CAP GROWTH FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2009

SECTOR WEIGHTINGS AS OF MARCH 31, 2009

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2009*

	1 Year	Since Inception†

First Focus Large Cap Growth Fund	-29.94%	-25.16%
Russell 1000® Growth Index	-34.28%	-25.52%

Expense Ratio (Gross/Net)	1.53% / 1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Net expense ratio is net of contractual waivers which are in effect from August 1, 2008 through July 31, 2009. Additional information pertaining the Fund’s expense ratios as of March 31, 2009 can be found in the Financial Highlights.

(†)	Since July 5, 2007. The First Focus Large Cap Growth Fund was initially offered on July 2, 2007, however, no shareholder activity occurred until July 5, 2007, which is the commencement of operations.
(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on July 2, 2007. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The above referenced index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

FIRST FOCUS GROWTH OPPORTUNITIES FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

“These are the times that try men’s souls”. ~Thomas Paine Mr. Paine began his series of pamphlets called The American Crisis with these words during the American Revolutionary War. While this quote has been used to describe the financial crisis the U.S. has been going through during the period under review, perhaps instead it provides context for our current crisis. The terms worst ever, or worst in history are used repeatedly to describe data series which, declined at a rate, or reached levels that have been the worst since that particular data series began its measurement. While there is little question that the current economic contraction is the worst we have experienced in a long time, few objective observers would yet put our present situation in the same category as the depression of the 1930’s, and certainly not in the same realm as the sacrifices suffered during the American Revolution. This context is cited here not to minimize the pain and suffering that has been experienced during the last twelve months, but to counter the arguments that the U.S. economy has gone over the cliff, and we are entering a new era comparable or worse than previous epic economic downturns. The consensus view of most economists is that the economy will find a bottom later this year, and begin a slow recovery next year, averting the depths of suffering experienced during the 1930’s, or even the 1970’s.

Notwithstanding the comments above, the period has been quite bad by any standard. The First Focus Growth Opportunities Fund declined in value by -33.91% during the past 12 months. While the Russell Midcap® Growth Index returned -39.58% during the same period and the S&P 500 Index returned -38.06%.

In the annual report two years ago, we expressed concern about the slowing U.S. economy, and weakening corporate earnings. At that time we began positioning the Fund more defensively, reducing exposures to the most economically sensitive sectors of the economy, and focusing on areas that were less economically sensitive. In last year’s report we reiterated our concerns regarding the economy and deteriorating corporate earnings, although we admit that last April we did not have an inkling of the magnitude of the problems that were about to befall us.1

Before the end of our first fiscal quarter Bear Stearns had fallen, and would soon be followed by American International Group, Fannie Mae, Freddie Mac and Lehman Brothers. Merrill Lynch, Wachovia, and others were taken over by stronger institutions at the behest of the government to avoid a similar fate. There were times during the fall and winter when the credit system was almost not functioning at all and the financial markets seemed ready to collapse. The rate of economic contraction accelerated as cancelled orders led to reduced production, more layoffs, accelerating declines in home values, further declines in consumer and investor confidence and a viscous cycle of negative feedback. Efforts by the U.S. Treasury and Federal Reserve to arrest the decline seemed at times to be inadequate to the task. But as our fiscal year came to an end, and the size of government assistant had grown to once unimaginable proportions, it appeared that investors were beginning to believe that if the government was willing to borrow and spend multiple trillions of dollars, leverage, instead of being unwound, could simply be transferred from private hands to public hands, and that investors could be rescued, along with the economy.

We believe economic growth could remain weak for the near future, and are maintaining a more defensive sector allocation in the Fund. The Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company’s stock. The expectation is that these fundamental underpinnings could reduce somewhat the Fund’s exposure to elevated financial stresses and reduced economic activity in the period ahead. We will continue to focus on reasonably valued companies with superior growth characteristics, with sound financial strength.1

Performance of the Fund was negatively impacted by poor security selection in the Consumer Staples sector. This was a sector we had emphasized with a larger than benchmark allocation because of it is defensive characteristics. The sector performed well, but the stocks that we chose were on average down more than the benchmark. Stocks that performed particularly poorly included Central European Distribution Corp., Avon Products, Inc., and Herbalife Ltd. Our allocation to energy related stock also negatively impacted performance, with Forest Oil Corp., Helix Energy, Inc., Rowan Companies, Inc., Williams Companies, Inc., and Nobel Energy, Inc., all performing quite poorly. In other areas of the Fund performance was negatively impacted by outsized declines in Joy Global Inc., AGCO Corp., and AFLAC, Inc.1

Performance benefited from an emphasis in another defensive sector, Healthcare, which declined significantly less than the overall market. Stocks in the Fund that did better than the market were Cerner Corp., Biogen Idec, Inc., Valeant Pharmaceuticals International and West Pharmaceutical Services, Inc. Individual security selection in the Technology sector benefited performance, including Symantec Corp., Citrix Systems, Inc., and Factset Research Systems, Inc. Other stocks that helped performance included W.R. Berkley Corp., FPL Group, Inc., and Church & Dwight, Inc.1

/s/ David Jordan
David Jordan

[1]	Disclosures

Portfolio composition is as of March 31, 2009 and is subject to change.

FIRST FOCUS GROWTH OPPORTUNITIES FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2009

SECTOR WEIGHTING AS OF MARCH 31, 2009

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2009*

	1 Year	5 Year	10 Year
First Focus Growth Opportunities Fund	-33.91%	-2.79%	2.38%
Russell Midcap® Growth Index	-39.58%	-3.91%	-0.86%
S&P 500 Index	-38.06%	-4.76%	-3.00%

Expense Ratio (Gross/Net)	1.44% / 1.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Net expense ratio is net of contractual waivers which are in effect from August 1, 2008 through July 31, 2009. Additional information pertaining the Fund’s expense ratios as of March 31, 2009 can be found in the Financial Highlights.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Fund’s primary index is the Russell Midcap® Growth Index, however to provide a broader market comparative we have also listed an additional index.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The above referenced indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

FIRST FOCUS SMALL COMPANY FUND

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the period ended March 31, 2009, the First Focus Small Company Fund returned -34.47%, versus -37.50% for the Russell 2000® Index and -38.89% for the Russell 2000® Value Index. For the 12-month period ended March 31, 2009, the Russell 2000® Index had the worst performance since the index was introduced in 1984. Not only were the absolute negative returns sobering, but also volatility within the market was extraordinary. Approximately 30% of the total trading days over the last year saw movements of greater than plus or minus 3% in the Russell 2000® Index. The weakening economy, subprime loan issues, illiquid and failing banking system and falling corporate earnings each had an impact on the market. In addition, public debate between Congress and both the Bush and Obama Administrations relating to bailouts and rescue plans for financial services companies and the auto industry tended to trigger a strong market response.

The Fund’s success relative to the Russell 2000® Index over the last year was driven by positive stock selection. In a down market, our holdings held up much better than the Index holdings across all sectors, except for Utilities and Information Technology. In addition, during volatile markets, our philosophy of owning higher quality businesses contributed to the Fund’s outperformance. Companies with higher returns on equity/assets and lower volatility consistently outperformed throughout the year.1

We continue to build our portfolio one stock at a time, searching the market for opportunities to buy great companies at reasonable prices. As of March 31, 2009, the portfolio held shares of 66 companies diversified across the major sectors of the market. Twelve new companies were introduced into the Fund in the past twelve months, nine positions were eliminated, and two companies were acquired. Adjustments to the portfolio over the last year were primarily the result of taking advantage of opportunities to upgrade our reward/risk profile as the market declined, particularly in the last half of the year. We found opportunities to add to the Financial, Consumer Discretionary, Information Technology, and Industrial sectors. Though we are likely to witness continued global economic headwinds negatively influencing results for virtually all companies, we believe the discounts at which we are purchasing these businesses could benefit the Fund over the long term.1

Our approach to investing identifies quality companies that we believe are temporarily priced below their long-term intrinsic value. Purchases are made primarily on the merits of each individual company, maintaining a diversified portfolio across the various economic sectors. Over the long term, we believe that our philosophy of owning higher-quality businesses at reasonable prices could provide Fund shareholders an appropriate rate of return for the level of risk taken.1

[1]	Disclosures

Portfolio composition is as of March 31, 2009 and is subject to change.

FIRST FOCUS SMALL COMPANY FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2009

SECTOR WEIGHTING AS OF MARCH 31, 2009

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2009*

	1 Year	5 Year	10 Year
First Focus Small Company Fund	-34.47%	-3.65%	4.47%
Russell 2000® Index	-37.50%	-5.24%	1.93%
Russell 2000® Value Index	-38.89%	-5.30%	4.87%

Expense Ratio (Gross/Net)	1.58% / 1.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Net expense ratio is net of contractual waivers which are in effect from August 1, 2008 through July 31, 2009. Additional information pertaining the Fund’s expense ratios as of March 31, 2009 can be found in the Financial Highlights.

(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on March 31, 1999. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The above referenced indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

FIRST FOCUS INTERNATIONAL EQUITY FUND

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGER COMMENTARY

For the 12-month period ended March 31, 2009, the First Focus International Equity Fund returned –50.02% while the broad market index the MSCI EAFE Index returned –46.20%.

The 12 months leading up to March 31, 2009 were perhaps the most eventful in market history, with the markets dominated by the global economic recession and daily news flows depicting the troubled banking system. Over the early part of the year, sentiment was negative on the back of record oil prices and rising inflation caused by soaring energy and commodity prices. There were concerns over escalating interest rates, as housing markets and broader consumer confidence in the U.S. and UK were too weak to shoulder the higher interest rates.

Overall, the 12 months proved to be exceptionally volatile with rallies early in the period descending into a downward spiral into the final months of 2008. The repercussions of the collapse of Lehman Brothers had a negative effect on the Fund.

We subsequently moved the portfolio to a defensive strategy but this was not sufficient to protect relative performance. Although governments moved to restore confidence in their banking systems by injecting additional capital and introducing measures to deal with problem loans, financials suffered badly over the period. Our overweight position in this sector detracted from the performance as negative news flows dominated the industry, where bank collapses and bail out deals became daily news stories and a severe credit crisis caused markets to plummet. Some of our main detractors were HSBC, Lloyds, Royal Bank of Scotland, AXA, and Unicredito Italiano.1

Investor fear continued to exacerbate the fallout from the credit and liquidity crisis throughout the period. Banks began to stabilize as the New Year dawned but market sentiment remained nervous as the real economy painted a gloomy picture and volatility remained high. Limited finance meant a significant reduction in manufacturing as the industrials sector underperformed the broader market index with stock prices of companies such as Rolls Royce, Marubeni, Vallourec, and Atlas Copco almost halving during the period.

As above, during the fourth quarter of 2008, we repositioned the portfolio to a more balanced and defensive position focusing on quality stock picking.1

Over the coming quarters we will continue with our policy of broad sector neutrality whilst maintaining the bias in favor of companies with the best business models and robust capital structures. We also maintain our commitment to emerging markets, again concentrating on the highest quality companies. In the developed markets, we retain our modest overweight position in the UK because the aggressive monetary easing and currency depreciation places the country in a relatively good position to recover from the downturn. We also remain underweight in Japan as other Asian markets offer far superior returns over the longer-term. This has certainly been borne out year-to-date.1

We have for the moment defensively positioned the portfolio, reflecting the headwinds we have anticipated. Equity selection has been defensive favoring companies that are high quality with strong balance sheets. Over the coming months and quarters, once we get through the further expected downgrades, we will look to engage more in markets and move to a less defensive strategy. For the time being we believe that it would be premature and that the current rally will again fizzle out, providing us with more attractive entry points at another time.1

[1]	Disclosures

Portfolio composition is as of March 31, 2009 and is subject to change.

FIRST FOCUS INTERNATIONAL EQUITY FUND

RETURN OF A $10,000 INVESTMENT AS OF MARCH 31, 2009

COUNTRY WEIGHTINGS AS OF MARCH 31, 2009

% BASED ON FAIR VALUE (PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE)

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2009*

	1 Year	5 Year	Since Inception†
First Focus International Equity Fund†	-50.02%	-4.35%	-1.50%
MSCI EAFE Index	-46.20%	-1.75%	1.30%

Expense Ratio (Gross/Net)	1.81% / 1.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

The above expense ratios are from the Fund’s prospectus dated August 1, 2008. Net expense ratio is net of contractual waivers which are in effect from August 1, 2008 through July 31, 2009. Additional information pertaining the Fund’s expense ratios as of March 31, 2009 can be found in the Financial Highlights.

(†)	Commencement date is May 30, 2002.
(*)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

This chart assumes an initial investment of $10,000 made on May 30, 2002. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The above referenced index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
Asset-Backed Securities (5.3%):
$975,000	AmeriCredit Automobile Receivables Trust, 5.64%, 9/6/13	$860,400
858,000	Countrywide Asset-Backed Certificates, 1.77%, 5/25/37 (a)(b)	419,361
545,645	Navistar Financial Corp. Owner Trust, 4.43%, 1/15/14	531,298
626,683	Preferred Term Securities XXIV Ltd., 1.62%, 3/22/37 (a)(b)	231,873
884,754	Residential Asset Mortgage Products, Inc., 4.02%, 3/25/33	544,359

Total Asset-Backed Securities		2,587,291

Commercial Mortgage-Backed Securities (8.6%):
600,000	Banc of America Commercial Mortgage, Inc., 7.38%, 9/15/32	588,250
890,000	Bear Stearns Commercial Mortgage Securities, 5.53%, 9/11/41	758,431
775,000	First Union National Bank Commercial Mortgage, 8.64%, 10/15/32 (a)(b)	828,200
580,000	First Union National Bank Commercial Mortgage, 6.67%, 12/12/33	525,103
671,000	LB-UBS Commercial Mortgage Trust, 6.36%, 12/15/28	670,014
850,000	LB-UBS Commercial Mortgage Trust, 6.30%, 11/15/33	838,606

Total Commercial Mortgage-Backed Securities		4,208,604

Corporate Bonds (27.7%):
	Aerospace & Defense (0.8%):
350,000	United Technologies Corp., 6.10%, 5/15/12	375,281

	Banks (10.0%):
890,000	Bank of New York Co., Inc., 6.38%, 4/1/12	923,620
935,000	Bank One Corp., 10.00%, 8/15/10	968,877
350,000	Citigroup, Inc., 6.50%, 8/19/13	321,620
800,000	Key Bank NA, 3.20%, 6/15/12	830,501
1,600,000	Regions Bank, 3.25%, 12/9/11	1,665,109
550,000	USB Capital IX, 6.19%, 4/15/49	217,250

		4,926,977

	Computers (2.6%):
825,000	Cisco Systems, Inc., 5.25%, 2/22/11	872,272
360,000	IBM Corp., 6.50%, 10/15/13	398,228

		1,270,500

	Electric Integrated (2.5%):
400,000	Dayton Power & Light Co., 5.13%, 10/1/13	411,249
370,000	Public Service Colorado, Series 10, 7.88%, 10/1/12	414,047
380,000	Wisconsin Energy Corp., 6.50%, 4/1/11	395,756

		1,221,052

	Financial Services (7.1%):
395,000	Berkshire Hathaway, Inc., 5.00%, 8/15/13	406,198
825,000	Countrywide Home Loan, 5.63%, 7/15/09	820,152
710,000	General Electric Capital Corp., 5.88%, 2/15/12	704,800
850,000	Goldman Sachs Group, Inc., 6.88%, 1/15/11	858,965
350,000	Merrill Lynch & Co., Inc., 5.45%, 2/5/13	286,916
415,000	Morgan Stanley, 6.75%, 4/15/11	415,319

		3,492,350

	Food & Beverage (1.6%):
423,000	Bottling Group LLC, 4.63%, 11/15/12	436,917
323,000	Kellogg Co., 5.13%, 12/3/12	341,297

		778,214

	Household Products (0.7%):
350,000	Kimberly-Clark Corp., 5.00%, 8/15/13	367,024

	Oil & Gas Exploration Services (0.8%):
354,000	Occidental Petroleum Corp., 7.00%, 11/1/13	395,240

	Retail (0.8%):
375,000	Wal-Mart Stores, Inc., 5.00%, 4/5/12	404,273

	Telecommunications (0.8%):
360,000	AT&T Corp., 7.30%, 11/15/11	386,823

Total Corporate Bonds		13,617,734

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

SHORT-INTERMEDIATE BOND FUND (CONCLUDED)

Shares or Principal Amount	Security Description	Value
Mortgage-Backed Securities (11.7%):
	Fannie Mae (3.2%):
$1,500,000	4.00%, 9/25/10	$1,551,010

	Freddie Mac (8.5%)
1,781,686	4.50%, 1/15/17	1,854,833
2,260,000	4.50%, 12/15/17	2,333,340

		4,188,173

Total Mortgage-Backed Securities		5,739,183

U.S. Government Agency Obligations (18.1%):
	Fannie Mae (2.0%):
925,000	4.88%, 5/18/12	1,007,916

	Federal Home Loan Bank (9.4%)
1,700,000	4.88%, 5/14/10	1,772,597
1,600,000	3.50%, 7/16/10	1,638,470
1,125,000	4.50%, 9/16/13	1,223,298

		4,634,365

	Freddie Mac (6.7%)
1,500,000	6.88%, 9/15/10	1,615,592
1,510,000	4.50%, 7/15/13	1,646,558

		3,262,150

Total U.S. Government Agency Obligations		8,904,431

U.S. Treasury Obligations (22.7%):
	U.S. Treasury Inflation Index Notes (7.9%):
3,100,000	3.00%, 7/15/12	3,873,603

	U.S. Treasury Notes (14.8%)
600,000	4.50%, 11/15/10	637,640
1,700,000	4.50%, 9/30/11	1,848,220
4,350,000	4.25%, 9/30/12	4,788,058

		7,273,918

Total U.S. Treasury Obligations		11,147,521

Investment Company (4.4%):
2,187,133	Goldman Sachs Financial Square
	Funds, Treasury Obligations Fund,
	0.05% (c)	2,187,133

Total Investment Company		2,187,133

Principal Amount	Security Description	Value
Yankee Dollars (0.8%):
$390,000	BHP Billiton Finance USA Ltd.,
	5.50%, 4/1/14	$392,689

Total Yankee Dollars		392,689

Total Investments— 99.3% (Cost $48,905,998)		48,784,586
Other assets in excess of liabilities — 0.7%		340,189

NET ASSETS — 100.0%		$49,124,775

(a)	Variable rate security. The rate reflected is the rate in effect at March 31, 2009.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed liquid by the Investment Advisor based on procedures approved by the Board of Directors.
(c)	Rate disclosed is the seven day yield as of March 31, 2009.
LLC	Limited Liability Co.

See accompanying notes to financial statements.

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

INCOME FUND

Principal Amount	Security Description	Value
Asset-Backed Securities (6.0%):
$1,075,000	Countrywide Asset-Backed Certificates, 1.77%, 5/25/37 (a)(b)	$525,423
724,813	Navistar Financial Corp. Owner Trust, 4.43%, 1/15/14	705,755
904,387	Preferred Term Securities XXI Ltd., 5.71%, 3/22/38 (b)	113,048
646,421	Preferred Term Securities XXIV Ltd., 1.62%, 3/22/37 (a)(b)	239,176
1,136,451	Residential Asset Mortgage Products, Inc., 4.02%, 3/25/33	699,219
844,720	Structured Asset Securities Corp., 5.30%, 9/25/33 (a)	811,341

Total Asset-Backed Securities		3,093,962

Commercial Mortgage-Backed Securities (15.4%):
1,348,000	Banc of America Commercial Mortgage, Inc., 5.35%, 9/10/47 (a)	1,036,268
1,000,000	Bear Stearns Commercial Mortgage Securities, 5.53%, 9/11/41	852,169
919,273	Citigroup Mortgage Loan Trust, Inc., 6.50%, 7/25/34	802,641
1,051,000	Commercial Mortgage Asset Trust, 7.64%, 11/17/32	875,598
786,999	Credit Suisse First Boston Mortgage Securities Corp., 5.75%, 4/25/33	753,798
900,000	First Union National Bank Commercial Mortgage, 8.64%, 10/15/32 (a)(b)	961,780
635,000	First Union National Bank Commercial Mortgage, 6.67%, 12/12/33	574,897
925,000	LB-UBS Commercial Mortgage Trust, 6.36%, 12/15/28	923,641
1,234,000	LB-UBS Commercial Mortgage Trust, 6.30%, 11/15/33	1,217,459

Total Commercial Mortgage-Backed Securities		7,998,251

Corporate Bonds (26.6%):
	Aerospace & Defense (0.7%):
345,000	United Technologies Corp., 4.88%, 5/1/15	361,512

	Banks (7.3%):
350,000	Citigroup, Inc., 6.50%, 8/19/13	321,620
975,000	Key Bank NA, 3.20%, 6/15/12	1,012,173
1,865,000	Regions Bank, 3.25%, 12/9/11	1,940,893
675,000	USB Capital IX, 6.19%, 4/15/49	266,625
350,000	Wachovia Bank NA, 6.60%, 1/15/38	276,799

		3,818,110

	Computers (2.5%):
485,000	Cisco Systems, Inc., 5.50%, 2/22/16	513,196
410,000	Hewlett-Packard Co., 6.50%, 7/1/12	443,059
300,000	IBM Corp., 7.00%, 10/30/25	317,573

		1,273,828

	Electric Integrated (2.1%):
315,000	Alabama Power Co., 5.50%, 10/15/17	321,744
400,000	Dayton Power & Light Co., 5.13%, 10/1/13	411,249
350,000	Pacificorp, 5.50%, 1/15/19	358,320

		1,091,313

	Financial Services (6.0%):
605,000	American Express Co., 6.80%, 9/1/66	291,788
365,000	Bear Stearns Co., Inc., 5.30%, 10/30/15	338,404
510,000	General Electric Capital Corp., 4.88%, 3/4/15	452,684
365,000	Goldman Sachs Group, Inc., 6.25%, 9/1/17	338,237
965,000	John Deere Capital Corp., Series D, 2.88%, 6/19/12	989,690
365,000	Merrill Lynch & Co., 5.00%, 1/15/15	280,277
350,000	Morgan Stanley, 4.75%, 4/1/14	286,152
553,000	UBS Preferred Funding Trust, 6.24%, 5/29/49	151,040

		3,128,272

	Food & Beverage (0.7%):
400,000	Bottling Group LLC, Series B, 4.13%, 6/15/15	372,908

	Household Products (0.7%):
320,000	Kimberly-Clark Corp., 6.13%, 8/1/17	344,476

	Insurance (1.8%):
550,000	Chubb Corp., 6.80%, 11/15/31	528,514
420,000	General Reinsurance Corp., 9.00%, 9/12/09	431,496

		960,010

	Office Automation & Equipment (1.3%):
675,000	Pitney Bowes, Inc., 5.25%, 1/15/37	655,568

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

INCOME FUND (CONCLUDED)

Principal Amount	Security Description	Value
Corporate Bonds (continued):
	Oil & Gas Exploration Services (0.8%):
$400,000	Tosco Corp., 8.13%, 2/15/30	$435,476

	Retail (0.7%):
335,000	Wal-Mart Stores, Inc., 5.80%, 2/15/18	366,237

	Telecommunications (0.7%):
355,000	AT&T, Inc., 5.50%, 2/1/18	343,269

	Utilities (1.3%):
590,000	Laclede Gas Co., 6.50%, 11/15/10	612,292
80,000	Laclede Gas Co., 6.50%, 10/15/12	85,770

		698,062

Total Corporate Bonds		13,849,041

Mortgage-Backed Securities (33.7%):
	Fannie Mae (8.7%)
789,898	5.50%, 11/1/16	824,390
174,471	4.50%, 12/1/18	180,920
1,315,000	4.00%, 2/25/19	1,356,952
1,081,093	7.50%, 8/1/22	1,164,916
352,035	5.00%, 8/1/34	363,614
577,276	5.50%, 8/1/37	599,870

		4,490,662

	Freddie Mac (25.0%)
946,800	5.00%, 12/15/15	995,643
2,485,000	4.00%, 1/15/17	2,577,727
585,088	4.50%, 1/15/17	609,108
1,090,000	4.50%, 4/15/19	1,145,916
1,244,000	4.50%, 6/15/21	1,282,849
26,824	4.25%, 4/15/22	26,801
2,040,000	5.00%, 4/15/28	2,128,207
2,030,000	5.00%, 2/15/29	2,119,288
2,025,000	5.00%, 3/15/34	2,112,566

		12,998,105

Total Mortgage-Backed Securities		17,488,767

U.S. Government Agency Obligations (4.6%):
	Fannie Mae (3.2%)
410,000	5.13%, 4/15/11	439,044
1,100,000	5.38%, 6/12/17	1,228,043

		1,667,087

	Federal Home Loan Bank (1.4%):
700,000	3.88%, 6/14/13	743,328

Total U.S. Government Agency Obligations		2,410,415

Shares or Principal Amount	Security Description	Value
U.S. Treasury Obligations (11.3%):
	U.S. Treasury Bonds (1.7%)
$390,000	8.88%, 2/15/19	$588,412
250,000	5.50%, 8/15/28	315,508

		903,920

	U.S. Treasury Inflation Index Notes (4.7%):
2,100,000	2.00%, 7/15/14	2,428,744

	U.S. Treasury Notes (4.9%):
2,185,000	4.63%, 2/15/17	2,538,697

Total U.S. Treasury Obligations		5,871,361

Investment Company (1.1%):
579,597	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.05% (c)	579,597

Total Investment Company		579,597

Yankee Dollars (0.8%):
$400,000	BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	402,758

Total Yankee Dollars		402,758

Total Investments— 99.5% (Cost $53,922,047)		51,694,152
Other assets in excess of liabilities — 0.5%		270,629

NET ASSETS — 100.0%		$51,964,781

(a)	Variable rate security. The rate reflected is the rate in effect at March 31, 2009.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed liquid by the Investment Advisor based on procedures approved by the Board of Directors.
(c)	Rate disclosed is the seven day yield as of March 31, 2009.

LLC Limited Liability Co.

See accompanying notes to financial statements.

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

BALANCED FUND

Shares	Security Description	Value
Common Stocks (60.2%):
	Aerospace & Defense (1.2%):
4,000	Alliant Techsystems, Inc. (a)	$267,920

	Biotechnology (1.1%):
4,500	Biogen Idec, Inc. (a)	235,890

	Broadcasting (1.0%):
17,000	Comcast Corp., Class A	231,880

	Chemicals (3.0%):
3,000	Agrium, Inc.	107,370
2,000	Potash Corp. of Saskatchewan, Inc.	161,620
2,500	Praxair, Inc.	168,225
6,000	Sigma-Aldrich Corp.	226,740

		663,955

	Commercial Services (1.7%):
3,000	DeVry, Inc.	144,540
700	MasterCard, Inc., Class A	117,236
5,000	Quanta Services, Inc. (a)	107,250

		369,026

	Computers (0.8%):
5,500	Hewlett-Packard Co.	176,330

	Energy (1.3%):
25,000	The Williams Cos., Inc.	284,500

	Financial Services (0.6%):
3,000	Affiliated Managers Group, Inc. (a)	125,130

	Food & Beverage (4.9%):
14,000	Central European Distribution Corp. (a)	150,640
10,000	Flowers Foods, Inc.	234,800
12,000	Kraft Foods, Inc.	267,480
4,000	Ralcorp Holdings, Inc. (a)	215,520
10,000	The Kroger Co.	212,200

		1,080,640

	Health Care Services (1.2%):
6,000	Cerner Corp. (a)	263,820

	Household Products (3.4%):
10,000	Avon Products, Inc.	192,300
5,000	Church & Dwight Co., Inc.	261,150
6,000	Procter & Gamble Co.	282,540

		735,990

	Industrial (3.2%):
15,000	AGCO Corp. (a)	294,000
6,000	Peabody Energy Corp.	150,240
10,000	Snap-on, Inc.	251,000

		695,240

	Information Technology Services (3.3%):
15,000	Cognizant Technology Solutions Corp. (a)	311,850
3,000	FactSet Research Systems, Inc.	149,970
7,000	FISERV, Inc. (a)	255,220

		717,040

	Insurance (3.3%):
6,000	AFLAC, Inc.	116,160
3,500	Everest Re Group Ltd.	247,800
7,000	HCC Insurance Holdings, Inc.	176,330
8,000	W.R. Berkley Corp.	180,400

		720,690

	Internet Security (1.7%):
25,000	Symantec Corp. (a)	373,500

	Manufacturing - Diversified (2.4%):
5,000	Eaton Corp.	184,300
8,000	Joy Global, Inc.	170,400
4,000	Roper Industries, Inc.	169,800

		524,500

	Medical Products (5.4%):
10,000	Charles River Laboratories International, Inc. (a)	272,100
12,000	Herbalife Ltd.	179,760
14,000	PSS World Medical, Inc. (a)	200,900
7,000	Stryker Corp.	238,280
8,000	Thermo Fisher Scientific, Inc. (a)	285,360

		1,176,400

	Medical Services (1.5%):
10,000	West Pharmaceutical Services, Inc.	328,100

	Oil & Gas Exploration Services (1.8%):
1,500	Apache Corp.	96,135
2,000	Occidental Petroleum Corp.	111,300
6,000	XTO Energy, Inc.	183,720

		391,155

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

BALANCED FUND (CONTINUED)

Shares	Security Description	Value
Common Stocks (continued):
	Pharmaceuticals (4.2%):
3,000	Abbott Laboratories	$143,100
10,000	Catalyst Health Solutions, Inc. (a)	198,200
6,000	CVS Caremark Corp.	164,940
10,000	Pharmaceutical Product Development, Inc.	237,200
10,000	Valeant Pharmaceuticals International (a)	177,900

		921,340

	Railroads (0.9%):
6,000	Norfolk Southern Corp.	202,500

	Retail (0.5%):
2,500	Costco Wholesale Corp.	115,800

	Semiconductors (1.2%):
8,000	Intel Corp.	120,400
10,000	Tessera Technologies, Inc. (a)	133,700

		254,100

	Software (1.7%):
12,000	Adobe Systems, Inc. (a)	256,680
5,000	Citrix Systems, Inc. (a)	113,200

		369,880

	Telecommunications (3.9%):
8,000	AT&T, Inc.	201,600
10,000	Cisco Systems, Inc. (a)	167,700
2,000	Equinix, Inc. (a)	112,300
3,000	L-3 Communications Holdings, Inc.	203,400
11,000	Partner Communications Co. Ltd. - ADR	166,320

		851,320

	Textile - Apparel (1.4%):
8,000	Coach, Inc. (a)	133,600
8,000	Guess?, Inc.	168,640

		302,240

	Utilities (3.6%):
2,500	Exelon Corp.	113,475
5,000	FPL Group, Inc.	253,650
12,000	MDU Resources Group, Inc.	193,680
15,000	Southern Union Co.	228,300

		789,105

Total Common Stocks		13,167,991

Share or Principal Amount	Security Description	Value
Preferred Stocks (4.2%):
	Diversified Financial Services (3.4%):
15,000	Bank of America Corp., 8.20%	$164,400
25,000	Barclays Bank PLC, 8.13%	333,000
20,000	Wachovia Preferred Funding Corp., 7.25%	230,600

		728,000

	Insurance (0.8%):
28,000	AEGON NV, 6.38%	179,200

Total Preferred Stocks		907,200

Corporate Bonds (26.9%):
	Financial Services (17.7%):
$400,000	American Express Credit Corp., 5.88%, 5/2/13	351,191
600,000	American General Financial Services, 6.90%, 12/15/17	210,292
500,000	Bank of America N.A., 6.00%, 6/15/16	435,858
220,000	Caterpillar Financial SE, 6.13%, 2/17/14	213,647
380,000	General Electric Capital Corp., 5.25%, 10/19/12	365,832
500,000	Harley-Davidson Funding Corp., 6.80%, 6/15/18 (b)	324,415
400,000	International Lease Finance Corp., 6.38%, 3/25/13	221,039
200,000	John Deere Capital Corp., 5.25%, 10/1/12	201,947
500,000	KeyCorp, 6.50%, 5/14/13	487,917
200,000	Principal Life Global Funding I, 6.25%, 2/15/12 (b)	195,532
500,000	Regions Bank, 7.50%, 5/15/18	446,073
500,000	Wachovia Corp., 5.25%, 8/1/14	415,155

		3,868,898

	Food & Beverage (1.8%):
350,000	Coca-Cola Enterprises, 7.38%, 3/3/14	397,555

	Industrial (1.4%):
300,000	Stanley Works, 6.15%, 10/1/13	305,523

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

BALANCED FUND (CONCLUDED)

Shares or Principal Amount	Security Description	Value
Corporate Bonds (continued):
	Pharmaceuticals (1.0%):
$200,000	Pfizer, Inc., 5.35%, 3/15/15	$211,009

	Retail (2.1%):
500,000	Home Depot, Inc., 5.40%, 3/1/16	449,451

	Telecommunications (2.9%):
300,000	New Cingular Wireless Services, Inc., 7.88%, 3/1/11	320,551
300,000	Verizon Wireless, 7.38%, 11/15/13 (b)	321,651

		642,202

Total Corporate Bonds		5,874,638

Investment Company (1.8%):
395,911	Goldman Sachs Financial Square
	Funds, Treasury Obligations Fund, 0.05% (c)	395,911

Total Investment Company		395,911

Yankee Dollars (4.8%):
	Brewery (0.5%):
$100,000	Bacardi Ltd., 7.45%, 4/1/14 (b)	100,296

	Energy (1.8%):
400,000	TransCanada Pipelines Ltd., 6.50%, 8/15/18	398,962

	Medical Services (1.6%):
335,000	Roche Holdings, Inc., 4.50%, 3/1/12	341,013

	Oil & Gas Exploration Services (0.9%):
200,000	Noble Holding International Ltd., 7.38%, 3/15/14	205,699

Total Yankee Dollars		1,045,970

Total Investments— 97.9% (Cost $25,113,047)		21,391,710
Other assets in excess of liabilities — 2.1%		469,075

NET ASSETS — 100.0%		$21,860,785

(a)	Non-income producing securities.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. This security has been deemed liquid by the Investment Advisor based on procedures approved by the Board of Directors.
(c)	Rate disclosed is the seven day yield as of March 31, 2009.

ADR American Depositary Receipt

PLC Public Liability Co.

See accompanying notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

CORE EQUITY FUND

Shares	Security Description	Value
Common Stocks (92.3%):
	Banks (3.2%):
39,750	BB&T Corp.	$672,570
59,000	JPMorgan Chase & Co.	1,568,220

		2,240,790

	Broadcasting (2.8%):
143,900	Comcast Corp., Class A	1,962,796

	Chemicals-Specialty (2.5%):
31,300	Air Products & Chemicals, Inc.	1,760,625

	Computers (5.4%):
52,725	Hewlett-Packard Co.	1,690,364
21,650	International Business Machines Corp.	2,097,668

		3,788,032

	Consumer Durables (1.4%):
31,800	Mohawk Industries, Inc. (a)	949,866

	Diversified Manufacturing (6.0%):
48,100	3M Co.	2,391,532
178,225	General Electric Co.	1,801,855

		4,193,387

	Electrical Equipment (2.4%):
59,775	Emerson Electric Co.	1,708,370

	Financial Services (3.5%):
28,300	Capital One Financial Corp.	346,392
64,300	Moody’s Corp.	1,473,756
6,125	The Goldman Sachs Group, Inc.	649,373

		2,469,521

	Food & Beverage (5.8%):
50,000	HJ Heinz Co.	1,653,000
46,100	PepsiCo, Inc.	2,373,228

		4,026,228

	Household Products (4.6%):
30,700	Kimberly-Clark Corp.	1,415,577
38,100	Procter & Gamble Co.	1,794,129

		3,209,706

	Information Technology Services (3.6%):
66,175	Avnet, Inc. (a)	1,158,724
38,100	FISERV, Inc. (a)	1,389,126

		2,547,850

	Industrial (1.3%):
36,900	Peabody Energy Corp.	923,976

	Insurance (3.8%):
31,100	AFLAC, Inc.	602,096
28,200	Chubb Corp.	1,193,424
41,700	Prudential Financial, Inc.	793,134

		2,588,654

	Machinery (0.8%):
39,100	Ingersoll Rand Company Ltd., Class A	539,580

	Medical Products (3.7%):
66,800	Medtronic, Inc.	1,968,596
18,300	Thermo Fisher Scientific, Inc. (a)	652,761

		2,621,357

	Medical Services (4.4%):
46,600	Cardinal Health, Inc.	1,466,968
76,950	UnitedHealth Group, Inc.	1,610,563

		3,077,531

	Oil & Gas Exploration Services (1.4%):
17,200	Transocean Ltd. (a)	1,012,048

	Oil Comp-Intergrated (10.4%):
27,700	Anadarko Petroleum Corp.	1,077,253
45,800	ChevronTexaco Corp.	3,079,592
15,600	ConocoPhillips	610,896
36,700	Exxon Mobil Corp.	2,499,270

		7,267,011

	Pharmaceuticals (5.2%):
53,500	Abbott Laboratories	2,551,950
32,400	Eli Lilly & Co.	1,082,484

		3,634,434

	Printing & Publishing (1.5%):
45,000	The McGraw-Hill Cos., Inc.	1,029,150

	Real Estate Investment Trusts (1.3%):
66,600	Annaly Capital Management, Inc.	923,742

	Retail (2.4%):
65,500	Walgreen Co.	1,700,380

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

CORE EQUITY FUND (CONCLUDED)

Shares	Security Description	Value
Common Stocks (continued):
	Semiconductors (3.8%):
112,075	Applied Materials, Inc.	$1,204,806
87,000	Texas Instruments, Inc.	1,436,370

		2,641,176

	Software (4.1%):
43,900	Adobe Systems, Inc. (a)	939,021
105,100	Microsoft Corp.	1,930,687

		2,869,708

	Telecommunications (3.2%):
20,100	AT&T, Inc.	506,520
105,400	Cisco Systems, Inc. (a)	1,767,558

		2,274,078

	Utilities (3.8%):
20,500	Exelon Corp.	930,495
55,900	Southern Co.	1,711,658

		2,642,153

Total Common Stocks		64,602,149

Investment Company (7.8%):
5,487,228	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.05% (b)	5,487,228

Total Investment Company		5,487,228

Total Investments— 100.1% (Cost $82,152,988)		70,089,377
Liabilities in excess of other assets — (0.1)%		(89,043)

NET ASSETS — 100.0%		$70,000,334

(a)	Non-income producing securities.
(b)	Rate disclosed is the seven day yield as of March 31, 2009.

See accompanying notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

LARGE CAP GROWTH FUND

Shares	Security Description	Value
Common Stocks (94.0%):
	Air Courier Services (1.7%):
11,500	FedEx Corp.	$511,635

	Chemicals (3.7%):
17,125	Praxair, Inc.	1,152,341

	Commercial Services (2.5%):
31,400	Cintas Corp.	776,208

	Computers (1.9%):
62,960	Dell, Inc. (a)	596,861

	Cosmetics & Toiletries (2.3%):
12,200	Colgate-Palmolive Co.	719,556

	Diversified Manufacturing (5.5%):
17,550	3M Co.	872,586
26,325	Illinois Tool Works, Inc.	812,126

		1,684,712

	Electrical Components & Equipment (1.1%):
22,250	Koninklijke (Royal) Philips Electronics NV	330,858

	Financial Services (3.5%):
69,700	Charles Schwab Corp.	1,080,350

	Food & Beverage (10.9%):
15,400	General Mills, Inc.	768,152
21,300	PepsiCo, Inc.	1,096,524
47,000	Safeway, Inc.	948,930
31,500	Whole Foods Market, Inc.	529,200

		3,342,806

	Information Technology Services (7.4%):
28,000	eBay, Inc. (a)	351,680
25,700	FISERV, Inc. (a)	937,022
38,800	Paychex, Inc.	995,996

		2,284,698

	Internet Security (2.9%):
58,725	Symantec Corp. (a)	877,351

	Medical Services (9.9%):
121,000	Boston Scientific Corp. (a)	961,950
13,600	Medtronic, Inc.	400,792
29,500	Roche Holding AG - SP ADR	1,014,800
31,375	UnitedHealth Group, Inc.	656,679

		3,034,221

	Oil-Field Services (7.1%):
20,000	Kinder Morgan Management LLC (a)	815,200
20,950	Schlumberger Ltd.	850,989
22,600	Suncor Energy, Inc.	501,946

		2,168,135

	Pharmaceuticals (3.4%):
20,125	Johnson & Johnson	1,058,575

	Restaurants (3.1%):
86,080	Starbucks Corp. (a)	956,349

	Retail (9.9%):
33,600	Family Dollar Stores, Inc.	1,121,232
57,000	Staples, Inc.	1,032,270
26,325	Target Corp.	905,317

		3,058,819

	Semiconductors (5.0%):
49,525	Intel Corp.	745,351
35,000	Linear Technology Corp.	804,300

		1,549,651

	Software (7.8%):
32,000	Adobe Systems, Inc. (a)	684,480
63,100	Microsoft Corp.	1,159,147
23,250	VMware, Inc., Class A (a)	549,165

		2,392,792

	Telecommunications (4.4%):
80,800	Cisco Systems, Inc. (a)	1,355,016

Total Common Stocks		28,930,934

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

LARGE CAP GROWTH FUND (CONCLUDED)

Shares	Security Description	Value
Investment Company (5.4%):
1,652,196	Goldman Sachs Financial Square Funds, Prime Obligations Fund, 0.51%(b)	$1,652,196

Total Investment Company		1,652,196

Total Investments— 99.4% (Cost $40,461,301)		30,583,130
Other assets in excess of liabilities — 0.6%		187,854

NET ASSETS — 100.0%		$30,770,984

(a)	Non-income producing securities.
(b)	Rate disclosed is the seven day yield as of March 31, 2009.
ADR	American Depositary Receipt
LLC	Limited Liability Co.

See accompanying notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value
Common Stocks (89.5%):
	Aerospace & Defense (1.9%):
12,000	Alliant Techsystems, Inc. (a)	$803,760

	Biotechnology (3.1%):
25,000	Biogen Idec, Inc. (a)	1,310,500

	Chemicals (3.8%):
10,000	Agrium, Inc.	357,900
6,000	Potash Corp. of Saskatchewan, Inc.	484,860
20,000	Sigma-Aldrich Corp.	755,800

		1,598,560

	Commercial Services (2.8%):
10,000	DeVry, Inc.	481,800
2,000	MasterCard, Inc., Class A	334,960
17,000	Quanta Services, Inc. (a)	364,650

		1,181,410

	Energy (1.6%):
60,000	The Williams Cos., Inc.	682,800

	Financial Services (0.8%):
8,000	Affiliated Managers Group, Inc. (a)	333,680

	Food & Beverage (7.3%):
46,000	Central European Distribution Corp. (a)	494,960
25,000	Flowers Foods, Inc.	587,000
12,000	Ralcorp Holdings, Inc. (a)	646,560
45,000	The Hain Celestial Group, Inc. (a)	640,800
32,000	The Kroger Co.	679,040

		3,048,360

	Health Care Services (3.2%):
30,000	Cerner Corp. (a)	1,319,100

	Household Products (3.3%):
30,000	Avon Products, Inc.	576,900
15,000	Church & Dwight Co., Inc.	783,450

		1,360,350

	Industrial (5.0%):
50,000	AGCO Corp. (a)	980,000
20,000	Peabody Energy Corp.	500,800
25,000	Snap-on, Inc.	627,500

		2,108,300

	Information Technology Services (6.6%):
40,000	Cognizant Technology Solutions Corp. (a)	831,600
15,000	FactSet Research Systems, Inc.	749,850
32,000	FISERV, Inc. (a)	1,166,720

		2,748,170

	Insurance (6.1%):
20,000	AFLAC, Inc.	387,200
12,000	Everest Re Group Ltd.	849,600
30,000	HCC Insurance Holdings, Inc.	755,700
25,000	W.R. Berkley Corp.	563,750

		2,556,250

	Internet Security (2.9%):
80,000	Symantec Corp. (a)	1,195,200

	Manufacturing - Diversified (4.0%):
12,500	Eaton Corp.	460,750
28,000	Joy Global, Inc.	596,400
14,000	Roper Industries, Inc.	594,300

		1,651,450

	Medical Products (8.3%):
20,000	Charles River Laboratories International, Inc. (a)	544,200
40,000	Herbalife Ltd.	599,200
55,000	PSS World Medical, Inc. (a)	789,250
20,000	Stryker Corp.	680,800
24,000	Thermo Fisher Scientific, Inc. (a)	856,080

		3,469,530

	Medical Services (2.4%):
30,000	West Pharmaceutical Services, Inc.	984,300

	Oil & Gas Exploration Services (1.3%):
18,000	XTO Energy, Inc.	551,160

	Pharmaceuticals (5.2%):
30,000	Catalyst Health Solutions, Inc. (a)	594,600
40,000	Pharmaceutical Product Development, Inc.	948,800
35,000	Valeant Pharmaceuticals International (a)	622,650

		2,166,050

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

GROWTH OPPORTUNITIES FUND (CONCLUDED)

Shares	Security Description	Value
Common Stocks (continued):
	Railroads (1.3%):
16,000	Norfolk Southern Corp.	$540,000

	Retail (1.1%):
10,000	Costco Wholesale Corp.	463,200

	Semiconductors (0.9%):
28,000	Tessera Technologies, Inc. (a)	374,360

	Software (4.6%):
40,000	Adobe Systems, Inc. (a)	855,600
48,000	Citrix Systems, Inc. (a)	1,086,720

		1,942,320

	Telecommunications (4.0%):
7,000	Equinix, Inc. (a)	393,050
12,000	L-3 Communications Holdings, Inc.	813,600
30,000	Partner Communications Co. Ltd. - ADR	453,600

		1,660,250

	Textile - Apparel (1.9%):
30,000	Coach, Inc. (a)	501,000
14,000	Guess?, Inc.	295,120

		796,120

	Utilities (6.1%):
15,000	FPL Group, Inc.	760,950
55,000	MDU Resources Group, Inc.	887,700
60,000	Southern Union Co.	913,200

		2,561,850

Total Common Stocks		37,407,030

Preferred Stocks (2.9%):
	Diversified Financial Services (2.9%):
50,000	Bank of America Corp., 8.20%	548,000
50,000	Barclays Bank PLC, 8.13%	666,000

		1,214,000

Total Preferred Stocks		1,214,000

Investment Company (7.4%):
3,103,896	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.05% (b)	3,103,896

Total Investment Company		3,103,896

Total Investments— 99.8% (Cost $48,139,933)		41,724,926
Other assets in excess of liabilities — 0.2%		72,554

NET ASSETS — 100.0%		$41,797,480

(a)	Non-income producing securities.
(b)	Rate disclosed is the seven day yield as of March 31, 2009.
ADR	American Depositary Receipt
PLC	Public Liability Co.

See accompanying notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

SMALL COMPANY FUND

Shares	Security Description	Value
Common Stocks (93.6%):
	Automotive (1.9%):
22,800	Clarcor, Inc.	$574,332

	Banks (10.5%):
27,050	BancorpSouth, Inc.	563,722
55,850	Bank Mutual Corp.	506,001
18,100	Cullen/Frost Bankers, Inc.	849,614
21,900	MB Financial, Inc.	297,840
32,400	Texas Capital BancShares, Inc. (a)	364,824
17,550	United Bankshares, Inc.	302,562
28,100	Wilmington Trust Corp.	272,289

		3,156,852

	Chemicals (3.2%):
21,600	Albemarle Corp.	470,232
25,500	Arch Chemicals, Inc.	483,480

		953,712

	Commercial Services (1.6%):
19,200	Steiner Leisure Ltd. (a)	468,672

	Computers (0.9%):
22,400	Avocent Corp. (a)	271,936

	Consumer Durables (1.6%):
16,600	Mohawk Industries, Inc. (a)	495,842

	Diversified Manufacturing (3.6%):
41,200	Barnes Group, Inc.	440,428
17,300	Carlisle Cos., Inc.	339,599
36,100	Worthington Industries, Inc.	314,431

		1,094,458

	Electrical Components & Equipment (6.6%):
46,100	Daktronics, Inc.	301,955
97,300	Entegris, Inc. (a)	83,678
19,900	Hubbell, Inc., Class B	536,504
20,200	Littlefuse, Inc. (a)	221,998
7,700	Mettler-Toledo International, Inc. (a)	395,241
25,700	Park Electrochemical Corp.	444,096

		1,983,472

	Energy (5.8%):
28,400	Encore Acquisition Co. (a)	660,868
20,300	Foundation Coal Holdings, Inc.	291,305
25,000	St. Mary Land & Exploration Co.	330,750
11,800	Tidewater, Inc.	438,134

		1,721,057

	Engineering Services (1.6%):
24,200	Tetra Tech, Inc. (a)	493,196

	Financial Services (3.2%):
13,200	Affiliated Managers Group, Inc. (a)	550,572
33,500	Calamos Asset Management, Inc., Class A	161,135
10,800	Jones Lang LaSalle, Inc.	251,208

		962,915

	Food & Beverage (4.3%):
28,400	Corn Products International, Inc.	602,080
15,200	Sensient Technologies Corp.	357,200
10,350	Weis Markets, Inc.	321,264

		1,280,544

	Household Products (1.9%):
10,900	Church & Dwight Co., Inc.	569,307

	Information Technology Services (2.9%):
15,100	CACI International, Inc., Class A (a)	550,999
16,000	Syntel, Inc.	329,280

		880,279

	Insurance (2.8%):
21,700	Arthur J. Gallagher & Co.	368,900
21,500	Assured Guaranty Ltd.	145,555
25,800	Selective Insurance Group, Inc.	313,728

		828,183

	Machinery (2.2%):
21,500	IDEX Corp.	470,205
19,950	Tennant Co.	186,931

		657,136

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

SMALL COMPANY FUND (CONCLUDED)

Shares	Security Description	Value
Common Stocks (continued):
	Medical Products (2.5%):
22,600	West Pharmaceutical Services, Inc.	$741,506

	Medical Services (8.2%):
12,900	Edwards Lifesciences Corp. (a)	782,127
53,000	Odyssey Healthcare, Inc. (a)	514,100
12,900	Steris Corp.	300,312
39,000	VCA Antech, Inc. (a)	879,450

		2,475,989

	Real Estate Investment Trusts (3.5%):
8,900	Home Properties of New York, Inc.	272,785
13,700	Mack-Cali Realty Corp.	271,397
85,200	MFA Financial, Inc.	500,976

		1,045,158

	Retail (9.4%):
48,700	AnnTaylor Stores Corp. (a)	253,240
30,500	Casey’s General Stores, Inc.	813,130
17,000	Columbia Sportswear Co.	508,640
46,300	Foot Locker, Inc.	485,224
21,300	Tractor Supply Co. (a)	768,078

		2,828,312

	Semiconductors (1.5%):
39,600	Microsemi Corp. (a)	459,360

	Software (3.1%):
27,000	Micros Systems, Inc. (a)	506,250
22,100	National Instruments Corp.	412,165

		918,415

	Telecommunications (2.0%):
11,900	Anixter International, Inc. (a)	376,992
9,400	Comtech Telecommunications Corp. (a)	232,838

		609,830

	Transportation (2.8%):
38,800	Werner Enterprises, Inc.	586,656
49,800	Winnebago Industries, Inc.	264,438

		851,094

	Utilities (6.0%):
23,200	IDACORP, Inc.	541,952
17,700	Integrys Energy Group, Inc.	460,908
45,000	Westar Energy, Inc.	788,850
		1,791,710

Total Common Stocks		28,113,267

Exchange Traded Funds (1.2%):
8,900	iShares Russell 2000	373,266

Total Exchange Traded Funds		373,266

Investment Company (5.1%):
1,523,326	Goldman Sachs Financial Square Funds, Treasury Obligations Fund, 0.05% (b)	1,523,326

Total Investment Company		1,523,326

Total Investments— 99.9% (Cost $37,264,925)		30,009,859
Other assets in excess of liabilities — 0.1%		41,244

NET ASSETS — 100.0%		$30,051,103

(a)	Non-income producing securities.
(b)	Rate disclosed is the seven day yield as of March 31, 2009.

See accompanying notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

INTERNATIONAL EQUITY FUND

Shares	Security Description	Value
Foreign Stock (81.6%):
	Australia (2.5%):
39,072	BHP Billiton Ltd.	$863,228
14,226	Rio Tinto Ltd.	564,789

		1,428,017

	Austria (0.2%):
3,934	Andritz AG	120,807

	Belgium (1.0%):
15,272	Anheuser-Busch Inbev NV	420,452
8,562	Telenet Group Holding NV (a)	144,797

		565,249

	Bermuda (0.3%):
836,000	Macquarie International Infrastructure Fund Ltd.	159,086

	Brazil (0.6%):
7,500	Cemig SA - ADR	110,850
6,500	Petroleo Brasileiro SA - ADR	198,055

		308,905

	Cayman Islands (0.4%):
351,360	Chaoda Modern Agriculture (Holdings) Ltd.	209,414

	Denmark (0.5%):
5,850	Novo Nordisk A/S, Class B	280,536

	Finland (0.7%):
32,900	Nokia OYJ	384,719

	France (8.2%):
37,169	Axa	446,049
13,658	BNP Paribas	563,393
7,123	Bouygues SA	254,500
14,588	France Telecom SA	332,513
5,799	Groupe DANONE	282,155
7,699	Lagardere S.C.A	216,010
11,829	Societe Generale	462,641
20,776	Total SA	1,027,200
1,616	Unibail-Rodamco	228,639
1,129	Vallourec SA	104,655
10,057	Vinci SA	373,303
12,483	Vivendi	330,110

		4,621,168

	Germany (5.2%):
7,463	Allianz AG	627,832
12,683	BASF AG	386,263
7,496	Bayer AG	364,044
20,826	Deutsche Telekom AG	258,462
21,853	E.ON AG	610,035
3,785	Man AG	164,220
7,936	MorphoSys AG (a)	134,634
10,038	SAP AG	353,576

		2,899,066

	Greece (0.3%):
12,425	National Bank of Greece SA	188,701

	Hong Kong (1.5%):
37,800	ASM Pacific Technology Ltd.	132,422
1,118,000	Champion Technology Holdings Ltd.	38,964
39,000	Cheung Kong (Holdings) Ltd.	336,143
528,000	Chow Sang Sang Holdings International Ltd.	305,856
1,044,000	Victory City International Holdings Ltd.	53,592

		866,977

	Indonesia (0.8%):
1,031,500	PT Bank Mandiri	195,720
9,100	PT Telekomunikasi Indonesia - SP ADR	233,870

		429,590

	Ireland (0.8%):
12,493	DCC PLC	188,922
83,311	Irish Life & Permanent PLC	122,184
78,737	United Drug PLC	156,060

		467,166

	Italy (1.2%):
140,400	Banca Intesa SpA	264,105
9,154	Saipem SpA	162,852
162,853	Unicredito Italiano SpA	267,992

		694,949

	Japan (13.5%):
19,600	Canon, Inc.	571,462
25	Central Japan Railway Co.	140,992
27,700	Honda Motor Co. Ltd.	659,520
17,000	Hoya Corp.	338,378
42	KDDI Corp.	197,814
15,000	Komatsu Ltd.	166,027
9,100	Kurita Water Industries Ltd.	177,125
7,700	Makita Corp.	175,881

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

INTERNATIONAL EQUITY FUND (CONTINUED)

Shares	Security Description	Value
Foreign Stock (continued):
	Japan (continued):
65,000	Marubeni Corp.	$204,751
17,000	Mitsubishi Estate Co. Ltd.	192,883
91,000	Mitsubishi Tokyo Financial Group, Inc.	448,400
15,000	Mitsui Fudosan Co. Ltd.	164,573
30,000	Mitsui O.S.K. Lines Ltd.	148,491
105,000	Mizuho Financial Group, Inc.	205,071
8,400	Murata Manufacturing Co. Ltd.	325,947
1,700	Nintendo Co. Ltd.	497,379
11,700	Nomura Research Institute Ltd.	183,686
264	NTT DoCoMo, Inc.	359,737
5,230	Orix Corp.	172,153
21,700	Panasonic Corp.	239,579
14,000	Ricoh Co. Ltd.	169,312
7,100	Shin-Etsu Chemical Co. Ltd.	348,878
28,000	Sumitomo Corp.	243,342
5,800	Sumitomo Mitsui Financial Group, Inc.	204,257
33,500	Toyota Motor Corp.	1,064,251

		7,599,889

	Luxembourg (0.8%):
12,890	ArcelorMittal	262,821
4,800	Millicom International Cellular SA	177,792

		440,613

	Malaysia (0.8%):
420,000	Evergreen Fibreboard, Berhad	58,220
240,500	IOI Corp., Berhad	251,248
846,100	TA Enterprise, Berhad	139,261

		448,729

	Mexico (0.3%):
5,800	America Movil - ADR, Series L	157,064

	Netherlands (2.6%):
4,800	Fugro NV	152,414
43,560	ING Groep NV	238,646
23,626	Koninklijke Ahold NV	258,728
6,598	Koninklijke DSM NV	173,584
3,046	Koninklijke Vopak NV	122,181
9,078	Nutreco Holding NV	324,992
17,838	Reed Elsevier NV	190,851

		1,461,396

	Norway (0.5%):
32,000	DnB NOR ASA	143,618
38,260	Prosafe ASA (a)	136,193

		279,811

	Philippines (0.3%):
290,000	Metropolitan Bank & Trust Co.	155,985

	Russian (0.4%):
16,750	OAO Gazprom - SP ADR	248,199

	Singapore (1.7%):
416,000	ASL Marine Holdings Ltd.	117,962
289,000	CapitaCommercial Trust	167,720
547,500	CSE Global Ltd.	122,520
32,000	DBS Group Holdings Ltd.	178,439
489,000	Tat Hong Holdings Ltd.	200,270
373,000	Wing Tai Holdings Ltd.	172,073

		958,984

	South Korea (1.1%):
6,750	KB Financial Group, Inc. - ADR (a)	163,687
4,812	LS Industrial Systems Co. Ltd.	189,688
1,150	Samsung Electronics Co. Ltd. - GDR	234,820

		588,195

	Spain (3.1%):
38,975	Banco Bilbao Vizcaya Argentaria SA	316,301
79,848	Banco Santander SA	550,448
12,977	Repsol YPF SA	223,883
32,630	Telefonica SA	650,583

		1,741,215

	Sweden (1.3%):
28,200	Alfa Laval AB	213,379
32,800	Atlas Copco AB, Class B	223,372
7,650	Hennes & Mauritz AB	286,915

		723,666

	Switzerland (6.4%):
26,514	ABB Ltd.	369,914
15,105	Credit Suisse Group	460,078
5,702	Holcim Ltd.	203,169
4,423	Kuehne & Nagel International AG	258,171
32,377	Nestle SA	1,094,221
1,908	Syngenta AG	383,667
41,586	UBS AG (a)	390,016
2,761	Zurich Financial Services AG	436,511

		3,595,747

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

INTERNATIONAL EQUITY FUND (CONTINUED)

Shares	Security Description	Value
Foreign Stock (continued):
	Taiwan (1.5%):
58,899	Hon Hai Precision Industry Co. Ltd. - GDR	$261,668
43,000	St. Shine Optical Co. Ltd.	158,104
24,497	Taiwan Semiconductor Manufacturing Co. - ADR	219,248
196,294	Wistron Corp.	211,763

		850,783

	United Kingdom (23.1%):
37,277	3i Group PLC	145,089
18,590	Anglo American PLC	316,507
66,986	Aviva PLC	207,687
177,948	Barclays PLC	377,739
51,252	BG Group PLC	772,972
182,124	BP PLC	1,220,996
82,346	Bradford & Bingley PLC (a) (b)	0
11,305	British American Tobacco PLC	261,109
54,294	Centrica PLC	177,202
430,129	Charlemagne Capital Ltd.	54,403
34,082	Diageo PLC	380,521
37,032	FirstGroup PLC	142,040
52,531	Hiscox Ltd.	232,388
82,635	Home Retail Group PLC	266,016
121,901	HSBC Holdings PLC	678,573
46,462	IMI PLC	180,639
14,952	Imperial Tobacco Group PLC	335,739
22,228	InterContinental Hotels Group PLC	168,621
57,470	JKX Oil & Gas PLC	181,424
197,002	Legal & General Group PLC	121,272
161,196	Lloyds Banking Group PLC	163,174
41,318	Persimmon PLC	204,194
23,527	Petrofac Ltd.	180,833
85,081	Prudential PLC	412,393
11,794	Reckitt Benckiser Group PLC	442,429
3,157,096	Rolls-Royce Group PLC, C Shares (a)	0
65,934	Rolls-Royce Group PLC	277,690
313,514	Royal Bank of Scotland Group PLC (a)	110,480
41,578	Royal Dutch Shell PLC	904,365
25,313	Scottish and Southern Energy PLC	402,153
27,759	Smiths Group PLC	266,148
14,687	Spirax-Sarco Engineering PLC	176,776
31,386	Standard Chartered PLC	389,661
84,547	Tesco PLC	403,874
34,237	Travis Perkins PLC	216,632
45,359	Umeco PLC	76,470
31,921	Vedanta Resources PLC	309,416
524,297	Vodafone Group PLC	913,928
74,024	William Morrison Supermarkets PLC	270,968
24,817	WPP PLC	139,541
71,906	Xstrata PLC	482,259

		12,964,321

Total Foreign Stock		45,838,947

Preferred Stock (0.3%):
	Germany (0.3%):
3,002	Volkswagen AG	172,358

Total Preferred Stocks		172,358

Exchange Traded Funds (14.6%):
44,143	streetTRACKS MSCI Europe Health Care ETF Fund	2,297,484
17,569	streetTRACKS MSCI Europe Utilities ETF Fund	1,335,896
11,353	iShares MSCI Turkey	183,005
5,165	NEXT Funds TOPIX-17 Pharmaceutical ETF	517,179
60,900	iShares MSCI India	206,451
68,432	ETFS Agriculture DJ-AIGSM (a)	386,983
7,834	iShares FTSE/Xinhue China 25 Index Fund	223,426
331,792	iShares MSCI Japan Index Fund	2,624,475
4,512	SPDR Gold Trust	407,343

Total Exchange Traded Funds		8,182,242

Investment Companies (2.6%):
	United States (2.6%):
23,672	The Thai Capital Fund, Inc. (b)	151,501
1,292,399	Union Bank of California Money Market Fund, 0.02% (c)	1,292,399

Total Investment Companies		1,443,900

Rights (0.2%):
	United Kingdom (0.2%):
50,792	HSBC Holdings PLC	102,741
134,363	Royal Bank of Scotland Group PLC	0

Total Rights		102,741

ANNUAL REPORT

First Focus FundsSM

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

INTERNATIONAL EQUITY FUND (CONTINUED)

Shares	Security Description	Value
Warrants (0.0%):
	Hong Kong (0.0%):
340,186	Champion Technology Holdings Ltd.	$439

	Singapore (0.0%):
32,100	Tat Hong Holdings Ltd.	739

Total Warrants		1,178

Total Investments— 99.3% (Cost $81,025,676)		55,741,366
Other assets in excess of liabilities — 0.7%		407,876

NET ASSETS — 100.0%		$56,149,242

(a)	Non-income producing securities.
(b)	The security has been deemed illiquid according to the policies and procedures accepted by the Board of Directors.

The total value of illiquid securities represents 0.27% of net assets.

(c)	Rate disclosed is the seven day yield as of March 31, 2009.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Liability Co.

See accompanying notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2009

INTERNATIONAL EQUITY FUND (CONCLUDED)

As of March 31, 2009, industry diversification of the Fund was as follows:

Industry Diversification	% of Net Assets
Insurance	10.2
Banks	9.7
Foreign Banking	5.5
Metals/Mining	4.7
Food & Beverage	4.6
Electrical Components & Equipment	3.5
Oil & Gas Exploration Services	3.4
Telecommunications	3.3
Oil Comp-Intergrated	3.1
Investment Companies	2.9
Building & Construction	2.9
Cellular Telecommunications	2.8
Health Care Services	2.7
Retail	2.6
Distribution	2.5
Energy	2.2
Financial Services	1.7
Manufacturing—Diversified	1.6
Refining/Processing	1.6
Utilities	1.6
Transportation	1.5
Pharmaceuticals	1.4
Chemicals-Specialty	1.3
Housing	1.3
Aerospace & Defense	1.1
Industrial	1.1
Semiconductors	1.1
Medical Products	1.0
Real Estate	1.0
Commercial Services	1.0
Chemicals	1.0
Software	1.0
Diversified Operations	1.0
Real Estate Investment Trusts	0.9
Machinery	0.9
Household Products	0.8
Brewery	0.7
Printing & Publishing	0.7
Electric	0.7
Equipment Providers	0.7
Computers	0.6
Multimedia	0.6
Oil-Field Services	0.6
Jewelry	0.5
Power Conversion/Supply Equipment	0.3
Steel	0.3
Facilities Support Services	0.3
Environmental Services	0.3
Automotive	0.3
Office Automation & Equipment	0.3
Cosmetics & Toiletries	0.3
Commercial Banks	0.3
Management Services	0.3
Diversified Financial Services	0.3
Biotechnology	0.2
Shipbuilding	0.2
Metal Processors & Fabrication	0.1
Paper Products	0.1
Textile—Apparel	0.1

99.3%

See accompanying notes to financial statements.

ANNUAL REPORT

First Focus FundsSM

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2009

	Short-Intermediate Bond Fund	Income Fund
ASSETS:
Investments, at cost	$48,905,998	$53,922,047
Unrealized depreciation of investments	(121,412)	(2,227,895)

Investments, at value	48,784,586	51,694,152
Cash	—	12,915
Foreign currency, at value (Cost $-, $-, $-, $-, $-, $-, $-, and $56,272)	—	—
Interest and dividends receivable	399,290	394,410
Receivable for capital shares issued	137,521	84,305
Reclaims receivable	—	—
Receivable for investments sold	—	—
Prepaid expenses	16,220	22,369

Total Assets	49,337,617	52,208,151

LIABILITIES:
Distributions payable	113,959	156,330
Payable for investments purchased	—	—
Payable for capital shares redeemed	41,457	33,264
Accrued expenses and other payables:
Investment advisory fees	8,424	3,464
Administration fees	1,384	1,491
Shareholder service fees	10,028	10,826
Chief compliance officer fees	723	808
Custodian fees	602	649
Other fees	36,265	36,538

Total Liabilities	212,842	243,370

Net Assets	$49,124,775	$51,964,781

COMPOSITION OF NET ASSETS:
Capital	$54,235,894	$56,313,119
Accumulated net investment income (loss)	(365,578)	273,188
Accumulated realized losses from investment and foreign currency transactions	(4,624,129)	(2,393,631)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(121,412)	(2,227,895)

Net Assets	$49,124,775	$51,964,781

Shares of beneficial interest	5,341,040	5,595,159

Net asset value, offering and redemption price per share	$9.20	$9.29

See accompanying notes to financial statements.

Balanced Fund	Core Equity Fund	Large Cap Growth Fund	Growth Opportunities Fund	Small Company Fund	International Equity Fund

$25,113,047	$82,152,988	$40,461,301	$48,139,933	$37,264,925	$81,025,676
(3,721,337)	(12,063,611)	(9,878,171)	(6,415,007)	(7,255,066)	(25,284,310)

21,391,710	70,089,377	30,583,130	41,724,926	30,009,859	55,741,366
—	—	—	—	—	—
—	—	—	—	—	55,937

127,740	164,994	71,232	31,767	46,160	230,919
28,991	270,742	145,462	135,076	64,643	211,466
—	—	—	—	—	114,143
338,464	—	—	—	—	17,862
12,209	19,911	8,014	3,560	19,838	23,443

21,899,114	70,545,024	30,807,838	41,895,329	30,140,500	56,395,136

—	—	—	—	—	—
—	371,689	—	—	—	40,080
3,093	56,039	5,541	15,768	36,497	92,625

10,511	32,802	8,096	19,408	16,349	32,609
626	2,002	856	1,184	862	1,609
4,379	13,668	5,783	8,087	5,839	10,870
578	1,834	230	2,000	898	2,072
263	820	347	485	350	10,859
18,879	65,836	16,001	50,917	28,602	55,170

38,329	544,690	36,854	97,849	89,397	245,894

$21,860,785	$70,000,334	$30,770,984	$41,797,480	$30,051,103	$56,149,242

$27,734,158	$86,736,312	$41,443,259	$54,276,930	$38,880,474	$101,709,115
6,660	16,127	18,158	—	1,868	96,903
(2,158,696)	(4,688,494)	(812,262)	(6,064,443)	(1,576,173)	(20,371,329)
(3,721,337)	(12,063,611)	(9,878,171)	(6,415,007)	(7,255,066)	(25,285,447)

$21,860,785	$70,000,334	$30,770,984	$41,797,480	$30,051,103	$56,149,242

2,511,672	12,633,756	5,141,565	5,680,025	3,034,164	9,090,906

$8.70	$5.54	$5.98	$7.36	$9.90	$6.18

ANNUAL REPORT

First Focus FundsSM

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2009

	Short-Intermediate Bond Fund	Income Fund
INVESTMENT INCOME:
Interest	$2,065,798	$2,783,502
Dividend	11,494	7,034
Foreign tax withholding	—	—
Income from securities lending	76,232	55,377

Total Income	2,153,524	2,845,913

EXPENSES:
Investment advisory fees	242,242	323,752
Administration fees	72,673	80,939
Shareholder service fees	121,121	134,897
Accounting fees	13,139	17,936
Custodian fees	14,535	16,188
Chief compliance officer fees	11,464	13,906
Director fees	1,887	2,093
Transfer agent fees	35,865	36,918
Registration and filing fees	34,982	48,267
Other fees	36,853	41,555

Total expenses before waivers	584,761	716,451

Expenses reduced by Advisor	(140,500)	(280,586)
Custodian fees waived	(5,943)	(6,550)

Total Expenses	438,318	429,315

Net Investment Income	1,715,206	2,416,598

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gains (losses) on investments and foreign currency transactions	507,115	585,173
Change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(1,304,919)	(3,111,706)

Net realized and unrealized gains (losses) on investments and foreign currencies	(797,804)	(2,526,533)

Change in net assets resulting from operations	$917,402	$(109,935)

See accompanying notes to financial statements.

Balanced Fund	Core Equity Fund	Large Cap Growth Fund	Growth Opportunities Fund	Small Company Fund	International Equity Fund

$505,324	$—	$—	$4,070	$—	$—
443,426	2,086,217	436,132	915,190	822,818	2,864,650
—	—	—	—	—	(244,732)
29,518	62,321	12,667	68,465	45,147	—

978,268	2,148,538	448,799	987,725	867,965	2,619,918

202,095	624,405	219,965	422,724	318,691	725,972
40,419	124,882	36,276	84,545	56,240	108,897
67,365	208,135	61,101	140,908	93,733	181,493
9,482	13,974	6,393	10,317	9,618	50,354
8,084	24,977	7,332	16,909	11,248	47,189
6,659	18,690	3,006	13,034	8,236	18,452
1,094	3,264	1	2,295	1,496	2,848
30,244	46,364	25,042	39,544	33,053	37,443
19,468	37,631	5,650	36,262	32,315	41,154
22,538	67,430	16,332	42,953	32,770	71,846

407,448	1,169,752	381,098	809,491	597,400	1,285,648

(40,420)	(124,883)	(134,423)	(84,546)	(56,240)	(181,494)
(3,199)	(9,900)	(3,020)	(6,563)	(4,518)	—

363,829	1,034,969	243,655	718,382	536,642	1,104,154

614,439	1,113,569	205,144	269,343	331,323	1,515,764

(2,158,696)	(4,686,798)	(791,819)	(5,652,568)	(1,229,587)	(19,771,587)
(6,482,982)	(30,807,039)	(7,457,020)	(16,627,207)	(14,232,270)	(29,833,813)

(8,641,678)	(35,493,837)	(8,248,839)	(22,279,775)	(15,461,857)	(49,605,400)

$(8,027,239)	$(34,380,268)	$(8,043,695)	$(22,010,432)	$(15,130,534)	$(48,089,636)

ANNUAL REPORT

First Focus FundsSM

STATEMENTS OF CHANGES IN NET ASSETS

	Short-Intermediate Bond Fund		Income Fund
	For The Year Ended March 31, 2009	For The Year Ended March 31, 2008	For The Year Ended March 31, 2009	For The Year Ended March 31, 2008
OPERATIONS:
Net investment income	$1,715,206	$2,040,904	$2,416,598	$2,857,732
Net realized gains (losses) from investment transactions	507,115	(813,493)	585,173	(200,109)
Change in unrealized appreciation/ depreciation on investments	(1,304,919)	1,042,014	(3,111,706)	622,073

Change in net assets resulting from operations	917,402	2,269,425	(109,935)	3,279,696

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,026,921)	(2,059,294)	(2,487,517)	(2,796,646)
From net realized gains on investments	(241,993)	—	—	—

Change in net assets from distributions to shareholders	(2,268,914)	(2,059,294)	(2,487,517)	(2,796,646)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	13,374,701	11,067,919	9,992,612	16,322,085
Proceeds from dividends reinvested	868,470	699,704	710,468	1,115,228
Cost of shares redeemed	(14,065,868)	(8,984,727)	(15,258,169)	(23,749,520)

Change in net assets from capital transactions	177,303	2,782,896	(4,555,089)	(6,312,207)

Change in net assets	(1,174,209)	2,993,027	(7,152,541)	(5,829,157)

NET ASSETS:
Beginning of year	50,298,984	47,305,957	59,117,322	64,946,479

End of year	$49,124,775	$50,298,984	$51,964,781	$59,117,322

Accumulated net investment income (loss)	$(365,578)	$(34,286)	$273,188	$250,978

SHARE TRANSACTIONS:
Shares issued	1,450,861	1,176,563	1,068,580	1,694,695
Shares reinvested	94,214	74,470	76,175	115,907
Shares redeemed	(1,529,162)	(956,135)	(1,648,506)	(2,455,089)

Change in shares	15,913	294,898	(503,751)	(644,487)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Balanced Fund		Core Equity Fund
	For The Year Ended March 31, 2009	For The Year Ended March 31, 2008	For The Year Ended March 31, 2009	For The Year Ended March 31, 2008
OPERATIONS:
Net investment income	$614,439	$444,735	$1,113,569	$912,521
Net realized gains (losses) from investment transactions	(2,158,696)	4,266,772	(4,686,798)	8,106,813
Change in unrealized appreciation/ depreciation on investments	(6,482,982)	(4,837,150)	(30,807,039)	(11,534,104)

Change in net assets resulting from operations	(8,027,239)	(125,643)	(34,380,268)	(2,514,770)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(611,234)	(441,280)	(1,071,243)	(903,871)
From net realized gains on investments	(544,935)	(4,828,138)	(1,366,839)	(12,416,302)

Change in net assets from distributions to shareholders	(1,156,169)	(5,269,418)	(2,438,082)	(13,320,173)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	6,047,694	6,123,005	20,874,145	18,024,849
Proceeds from dividends reinvested	1,149,804	5,250,211	1,590,746	9,452,433
Cost of shares redeemed	(7,529,709)	(8,260,684)	(11,391,848)	(24,476,390)

Change in net assets from capital transactions	(332,211)	3,112,532	11,073,043	3,000,892

Change in net assets	(9,515,619)	(2,282,529)	(25,745,307)	(12,834,051)

NET ASSETS:
Beginning of year	31,376,404	33,658,933	95,745,641	108,579,692

End of year	$21,860,785	$31,376,404	$70,000,334	$95,745,641

Accumulated net investment income	$6,660	$3,455	$16,127	$61,200

SHARE TRANSACTIONS:
Shares issued	567,398	426,463	3,041,611	1,843,818
Shares reinvested	119,383	401,110	255,411	993,337
Shares redeemed	(713,262)	(581,470)	(1,647,382)	(2,361,359)

Change in shares	(26,481)	246,103	1,649,640	475,796

See accompanying notes to financial statements.

ANNUAL REPORT

First Focus FundsSM

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Growth Fund		Growth Opportunities Fund
	For The Year Ended March 31, 2009	For The Period Ended March 31, 2008 (a)	For The Year Ended March 31, 2009	For The Year Ended March 31, 2008
OPERATIONS:
Net investment income	$205,144	$2,332	$269,343	$(125,532)
Net realized gains (losses) from investment transactions	(791,819)	(20,443)	(5,652,568)	10,448,144
Change in unrealized appreciation/ depreciation on investments	(7,457,020)	(2,421,151)	(16,627,207)	(14,718,348)

Change in net assets resulting from operations	(8,043,695)	(2,439,262)	(22,010,432)	(4,395,736)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(190,366)	—	(101,617)	(265,296)
From net realized gains on investments	—	—	(6,118,911)	(6,705,753)
From return of capital	—	—	(532,612)	—

Change in net assets from distributions to shareholders	(190,366)	—	(6,753,140)	(6,971,049)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	19,235,388	28,262,508	11,906,316	28,154,190
Proceeds from dividends reinvested	151,581	—	5,776,137	5,558,500
Cost of shares redeemed	(3,890,670)	(2,314,500)	(16,256,203)	(23,731,646)

Change in net assets from capital transactions	15,496,299	25,948,008	1,426,250	9,981,044

Change in net assets	7,262,238	23,508,746	(27,337,322)	(1,385,741)

NET ASSETS:
Beginning of year	23,508,746	—	69,134,802	70,520,543

End of year	$30,770,984	$23,508,746	$41,797,480	$69,134,802

Accumulated net investment income	$18,158	$3,380	$—	$—

SHARE TRANSACTIONS:
Shares issued	2,926,428	2,988,387	1,216,421	1,816,174
Shares reinvested	23,979	—	742,247	381,656
Shares redeemed	(542,296)	(254,933)	(1,531,717)	(1,582,291)

Change in shares	2,408,111	2,733,454	426,951	615,539

(a)	For the period July 5, 2007, (commencement of operations) through March 31, 2008.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Company Fund		International Equity Fund
	For The Year Ended March 31, 2009	For The Year Ended March 31, 2008	For The Year Ended March 31, 2009	For The Year Ended March 31, 2008
OPERATIONS:
Net investment income	$331,323	$160,918	$1,515,764	$1,080,101
Net realized gains (losses) on investments and foreign currency transactions	(1,229,587)	3,352,220	(19,771,587)	7,214,570
Change in unrealized appreciation/ depreciation on investments and translation of assets and liabilities in foreign currencies	(14,232,270)	(5,748,682)	(29,833,813)	(13,796,885)

Change in net assets resulting from operations	(15,130,534)	(2,235,544)	(48,089,636)	(5,502,214)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(331,560)	(152,915)	(1,422,050)	(1,004,218)
From net realized gains on investments	(798,170)	(5,982,208)	(1,098,901)	(9,511,035)

Change in net assets from distributions to shareholders	(1,129,730)	(6,135,123)	(2,520,951)	(10,515,253)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,617,714	10,596,715	25,346,390	35,142,911
Proceeds from dividends reinvested	713,897	3,899,356	1,424,122	6,702,540
Cost of shares redeemed	(6,696,606)	(12,294,189)	(13,792,841)	(17,941,908)

Change in net assets from capital transactions	6,635,005	2,201,882	12,977,671	23,903,543

Change in net assets	(9,625,259)	(6,168,785)	(37,632,916)	7,886,076

NET ASSETS:
Beginning of year	39,676,362	45,845,147	93,782,158	85,896,082

End of year	$30,051,103	$39,676,362	$56,149,242	$93,782,158

Accumulated net investment income	$1,868	$2,105	$96,903	$95,348

SHARE TRANSACTIONS:
Shares issued	947,567	600,186	3,135,153	2,310,631
Shares reinvested	63,172	235,624	206,087	450,470
Shares redeemed	(511,744)	(655,369)	(1,505,476)	(1,154,066)

Change in shares	498,995	180,441	1,835,764	1,607,035

See accompanying notes to financial statements.

ANNUAL REPORT

First Focus FundsSM

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING

		Investment Activities			Distributions to Shareholders from:					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Net Investment Income	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000’s)	Expenses to Average Net Assets		Net Investment Income to Average Net Assets		Expenses to Average Net Assets*	Portfolio Turnover
Short-Intermediate Bond Fund
For the year ended March 31,
2009	$9.45	$0.33		$(0.14)	$(0.39)	$(0.05)	$9.20	2.05%		$49,125	0.90%		3.53%		1.20%	50%
2008	9.40	0.41		0.05	(0.41)	—	9.45	5.01	(d)	50,299	0.82	(e)	4.33	(e)	1.17	68
2007	9.35	0.35	(f)	0.11	(0.41)	—	9.40	5.07		47,306	0.89		3.78		1.13	70
2006	9.58	0.27		(0.09)	(0.41)	—	9.35	1.95		60,992	0.84		3.11		0.98	41
2005	10.09	0.30		(0.40)	(0.41)	—	9.58	(0.94)		67,666	0.87		2.92		1.01	73

Income Fund
For the year ended March 31,
2009	$9.69	$0.42		$(0.39)	$(0.43)	$—	$9.29	0.40%		$51,965	0.79%		4.47%		1.33%	63%
2008	9.63	0.46		0.05	(0.45)	—	9.69	5.27	(d)	59,117	0.71	(e)	4.73	(e)	1.29	81
2007	9.52	0.40		0.12	(0.41)	—	9.63	5.66		64,946	0.98		4.21		1.19	77
2006	9.79	0.35		(0.21)	(0.41)	—	9.52	1.38		54,045	1.02		3.70		1.09	85
2005	10.19	0.33		(0.32)	(0.41)	—	9.79	0.13		67,645	1.04		3.60		1.11	52

Balanced Fund
For the year ended March 31,
2009	$12.36	$0.24		$(3.44)	$(0.24)	$(0.22)	$8.70	(26.13)%		$21,861	1.35%		2.28%		1.51%	60%
2008	14.69	0.18		(0.17)	(0.18)	(2.16)	12.36	(0.55	)(d)	31,376	1.30	(e)	1.32	(e)	1.51	83
2007	14.14	0.12		0.57	(0.12)	(0.02)	14.69	4.83		33,659	1.33		0.84		1.45	60
2006	12.45	0.05		1.69	(0.05)	—	14.14	13.96		33,518	1.35		0.35		1.35	44
2005	11.62	0.08		0.83	(0.08)	—	12.45	7.83		27,227	0.99		0.62		1.38	72

Core Equity Fund
For the year ended March 31,
2009	$8.72	$0.09		$(3.07)	$(0.09)	$(0.11)	$5.54	(34.36)%		$70,000	1.24%		1.34%		1.40%	28%
2008	10.33	0.09		(0.32)	(0.09)	(1.29)	8.72	(3.25	)(d)	95,746	1.18	(e)	0.87	(e)	1.39	31
2007	10.45	0.11		1.24	(0.11)	(1.36)	10.33	13.09		108,580	1.22		1.06		1.32	36
2006	10.26	0.09		1.04	(0.10)	(0.84)	10.45	11.43		101,387	1.20		0.88		1.20	18
2005	9.67	0.09		0.96	(0.09)	(0.37)	10.26	11.00		105,864	1.23		0.90		1.23	11

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING

		Investment Activities		Distributions to Shareholders from:						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investment and Foreign Currency	Net Investment Income	Net Realized Gains on Investment and Foreign Currency	Return of Capital	Net Asset Value, End of Period	Total Return (a)		Net Assets, End of Period (000’s)	Expenses to Average Net Assets(b)	Net Investment Income (Loss) to Average Net Assets(b)		Expenses to Average Net Assets*(b)	Portfolio Turnover
Large Cap Growth Fund
For the period ended March 31,
2009	$8.60	$0.05	$(2.62)	$(0.05)	$—	$—	$5.98	(29.94)%		$30,771	0.99%	0.84%		1.55%	18%
2008(g)	10.00	— (c)	(1.40)	—	—	—	8.60	(14.00)%		$23,509	1.95%	0.03%		2.41%	6%

Growth Opportunities Fund
For the year ended March 31,
2009	$13.16	$0.05	$(4.44)	$(0.02)	$(1.29)	$(0.10)	$7.36	(33.91)%		$41,797	1.27%	0.48%		1.43%	64%
2008	15.21	(0.02)	(0.69)	(0.05)	(1.29)	—	13.16	(5.50	)(d)	69,135	1.20 (e)	(0.17	)(e )	1.42	73
2007	16.12	(0.02)	0.81	—	(1.70)	—	15.21	5.31		70,521	1.26	(0.15)		1.37	51
2006	15.00	(0.09)	2.95	—	(1.74)	—	16.12	20.03		70,211	1.24	(0.56)		1.24	28
2005	13.64	(0.06)	1.42	—	—	—	15.00	9.97		78,371	0.99	(0.42)		1.25	47

Small Company Fund
For the year ended March 31,
2009	$15.65	$0.12	$(5.46)	$(0.12)	$(0.29)	$—	$9.90	(34.47)%		$30,051	1.43%	0.88%		1.59%	32%
2008	19.47	0.06	(1.06)	(0.06)	(2.76)	—	15.65	(5.87	)(d)	39,676	1.35 (e)	0.37	(e)	1.56	27
2007	20.08	0.08	1.77	(0.10)	(2.36)	—	19.47	9.56		45,845	1.38	0.41		1.48	31
2006	17.54	0.05	3.27	(0.05)	(0.73)	—	20.08	19.29		48,465	1.36	0.28		1.36	15
2005	17.18	0.02	0.50	(0.02)	(0.14)	—	17.54	3.00		45,709	1.39	0.13		1.39	6

International Equity Fund
For the year ended March 31,
2009	$12.93	$0.19	$(6.62)	$(0.18)	$(0.14)	$—	$6.18	(50.02)%		$56,149	1.52%	2.09%		1.77%	64%
2008	15.21	0.16	(0.78)	(0.15)	(1.51)	—	12.93	(5.40	)(d)	93,782	1.41 (e)	1.10	(e)	1.72	68
2007	13.48	0.12	2.36	(0.15)	(0.60)	—	15.21	18.70		85,896	1.44	0.97		1.65	49
2006	11.20	0.09	3.36	(0.09)	(1.08)	—	13.48	32.12		51,495	1.51	0.85		1.61	51
2005	11.23	0.05	0.83	(0.03)	(0.88)	—	11.20	7.96		32,307	1.59	0.59		1.69	145

*	Ratios excluding contractual and voluntary waivers. Voluntary waivers may be stopped at any time.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Amount rounds to less than $0.005 per share.
(d)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the total return was 0.06% for Short-Intermediate Bond Fund, 0.06% for Income Fund, 0.06% for Balanced Fund, 0.06% for Core Equity Fund, 0.06% for Growth Opportunities Fund, 0.06% for Small Company Fund, and 0.06% for International Equity Fund. See Note 8 in notes to financial statements.
(e)	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio and net income ratio were, 0.06% for Short-Intermediate Bond Fund, 0.06% for Income Fund, 0.06% for Balanced Fund, 0.06% for Core Equity Fund, 0.07% for Growth Opportunities Fund, 0.06% for Small Company Fund, and 0.06% for International Equity Fund. See Note 8 in notes for financial statements.
(f)	Per share data calculated using average shares method.
(g)	Commenced operations on July 5, 2007.

See accompanying notes to financial statements.

ANNUAL REPORT

First Focus FundsSM

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

1. Organization

First Focus Funds, Inc. (the “Company”) was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company issuing its shares in series. The Company consists of eight series, the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, the Core Equity Fund, the Large Cap Growth Fund, the Growth Opportunities Fund, the Small Company Fund and the International Equity Fund (collectively, the “Funds” and individually, a “Fund”). Each series represents a distinct portfolio with its own investment objectives and policies.

The Company is authorized to issue a total of 1,000,000,000 shares. All Funds presently offer Institutional Class shares without a sales charge.

Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts with its vendors and others that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company. However, based on experience, the Company expect the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

The net asset value per share of each Fund is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Fund’s net asset value per share is calculated by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing a Fund’s assets for calculating the net asset value, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over-the-counter securities, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt securities (other than short-term investments) are valued at prices furnished by a pricing service and are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Each Fund’s respective investment advisor, FNB Fund Advisers (“FNB”), a separately identifiable department of First National Bank of Omaha (“FNBO”) or Tributary Capital Management, LLC (“Tributary”), a subsidiary of First National Nebraska, Inc., assists the Board of Directors (the “Board”) whom are responsible for this review and determination process. Short-term obligations of sufficient credit quality (maturing within 60 days) may be valued on an amortized cost basis which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee pursuant to procedures established by the Board. Factors used in determining fair value include but are not limited to type of security or asset, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold and information as to any transactions or offers with respect to the security. In the event of an increase or decrease in the value of a designated benchmark index greater than predetermined levels, the International Equity Fund may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Effective April 1, 2008, the Funds began applying the standards established under Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants and measurement date (exit price). One key component to the implementation of SFAS 157 included the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets.

Level 2 – other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the following Funds’ net investments as of March 31, 2009:

Fund Name	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Short–Intermediate Bond Fund	$2,187,133	$46,597,453	$—	$48,784,586
Income Fund	579,597	51,114,555	—	51,694,152
Balanced Fund	14,471,102	6,920,608	—	21,391,710
Core Equity Fund	70,089,377	—	—	70,089,377
Large Cap Growth Fund	30,583,130	—	—	30,583,130
Growth Opportunities Fund	41,724,926	—	—	41,724,926
Small Company Fund	30,009,859	—	—	30,009,859
International Equity Fund	10,499,726	45,241,640	—	55,741,366

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2009

Recently Issued Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows.

In September 2008, FASB issued Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures and Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FAS 133-1 and FIN 45-4”). FAS 133-1 and FIN 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 required enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk.

The Funds were not impacted by the adoption of these standards.

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds financial statement disclosures.

Securities Transactions and Investment Income

During the period, securities transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on the sale of securities and on foreign currency transactions are determined by comparing the identified cost of the security lot sold with the net sale proceeds.

Risk Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, all of which could adversely affect the value of those securities.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Forward Foreign Currency Exchange Contracts

The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The International Equity Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)	fair value of investment securities, other assets and liabilities at the current rate of exchange

(II)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 28%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Fund’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, that Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

ANNUAL REPORT

First Focus FundsSM

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2009

Loans of Portfolio Securities

All Funds, other than the International Equity Fund, may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with State Street Bank (“SSB”). Each Fund will limit its securities lending activity to 33 1/3% of its total assets. Security loans made pursuant to the Lending Agreement must maintain loan collateral with SSB at all times in an amount equal to no less than 100% of the current fair value of the loaned securities in the form of cash or U.S. government obligations to secure the return of the loaned securities. Initial value of loan collateral must be no less than 102% of the fair value of the loaned securities plus the accrued interest on debt securities. SSB must, in accordance with SSB’s reasonable and customary practices, mark loaned securities and collateral to their fair value each business day based upon the fair value of the collateral and the loaned securities at the close of business employing the most recently available pricing information and receive and deliver collateral in order to maintain the value of the collateral at no less than 100% of the fair value of the loaned securities. Cash collateral received is invested by SSB pursuant to the terms of the Lending Agreement. Cash collateral received for securities on loan was invested in the Securities Lending Quality Trust, an unregistered New Hampshire Trust (the “Trust”). The Trust is a pool of assets comprised of certificates of deposit, asset-backed securities, corporate bonds, bank notes, repurchase agreements, commercial paper, U.S. Government Agencies, deposit notes, time deposits, and asset-backed commercial paper.

According to the terms of the Lending Agreement, each participating Fund retained 70% of the income generated from the lending of its securities, of which a fixed amount is allocated to FNBO based on actual costs incurred and which is approved by the Board, and SSB retained 30% of the respective securities lending income. For the fiscal period, FNBO received $20,755 for their lending services as custodian. “Income from securities lending” as presented on the Statements of Operations is shown net of income received by FNBO. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received can not be sold or re-pledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between SSB and the Funds in accordance with the Lending Agreement. In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.

In the quarter ended December 31, 2008, it came to the attention of the Funds that the net asset value of the Trust was less than $1 per unit. As part of the previous determination to terminate the securities lending agreement with SSB and to retain Union Bank of California N.A. (“UBOC”) for securities lending activities, the Funds gave SSB notice of termination. SSB invoked certain contractual provisions of the Lending Agreement and Trust documents to prevent termination of the program on the grounds that all investors in the Trust would be harmed by redemption of the Funds’ investments. SSB and the Funds agreed in writing that no more than $12 million in principal amount of fixed income securities would be subject to the securities lending agreement at any time. In addition, SSB agreed to commence winding down the Funds’ securities lending program as soon as reasonably practicable given the current illiquid fixed income markets and to report to the Funds. In the quarter ended March 31, 2009, the Funds completed termination of the SSB securities lending program by terminating all loans and paying to the Trust the difference between the amount of the outstanding loans and the net asset value of Trust assets collateralizing the Funds securities loans, the sum of $351,422. The loss was allocated to each of the Funds, other than the International Equity Fund, based on the average month end loan balance for the fiscal year. Each Fund recognized this as a realized loss.

While the Funds have executed an agreement with UBOC for securities lending, in light of the current market conditions, the Funds have not yet determined when or if they will commence securities lending transactions under the UBOC agreement. Under the securities lending agreement with UBOC, the International Equity Fund may begin lending securities with an initial value of loan collateral no less than 105% of the fair value of the loaned securities plus the accrued interest on debt securities. All other terms of the agreement are the same as the previous agreement with SSB.

As of March 31, 2009, the Funds had no securities on loan.

Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without registering the transaction under Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid or not is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. At March 31, 2009, the International Equity Fund held illiquid securities representing 0.27% of net assets. The illiquid securities in the International Equity Fund held as of March 31, 2009 are identified below:

Security	Acquisition Date		Acquisition Cost	Shares	Fair Value
Bradford & Bingley PLC	(a	)	$355,205	82,346	$—
The Thai Capital Fund, Inc.	(b	)	229,517	23,672	151,501

(a)	Purchased on various dates beginning 1/02/08.
(b)	Purchased on various dates beginning 8/22/07.

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Short-Intermediate Bond and Income Funds. The Core Equity, Small Company and Large Cap Growth Funds declare and pay dividends monthly, the Balanced Fund declares and pays

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2009

dividends quarterly and the Growth Opportunities and International Equity Funds declare and pay dividends annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually for all the Funds. Distributions from net income may differ significantly from book income due to certain tax elections made by the Funds.

3. Related Party Transactions

The Funds have agreements with their respective advisors to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds pay a monthly fee at the annual rate of the following percentages on average daily net assets: to FNB, 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.75% for the Core Equity Fund, 0.90% for the Large Cap Growth Fund, 0.85% for the Small Company Fund, 1.00% for the International Equity Fund; to Tributary, 0.75% for each of the Balanced and Growth Opportunities Funds.

FNB has contractually agreed to waive certain of its fees until July 31, 2009 at the annual rate of the following percentages on average daily net assets: 0.29% for the Short-Intermediate Bond Fund, 0.52% for the Income Fund, 0.15% for the Core Equity Fund, 0.30% for the Large Cap Growth Fund, 0.15% for the Small Company Fund and 0.25% for the International Equity Fund. Tributary has contractually agreed to waive certain of its fees until July 31, 2009 at the annual rate of the following percentages on average daily net assets: 0.15% for each of the Balanced Fund and Growth Opportunities Fund.

Riverbridge Partners, LLC (“Riverbridge”) serves as the investment sub-advisor to the Large Cap Growth Fund. Under the terms of an agreement between FNB and Riverbridge, FNB pays Riverbridge a monthly fee at the annual rate of 0.45% of the average daily net assets of the Large Cap Growth Fund.

KBC Asset Management International Ltd. (“KBCAM”), a subsidiary of KBCAM Limited, serves as the investment sub-advisor to the International Equity Fund. Under the terms of an agreement between FNB and KBCAM, FNB pays KBCAM a monthly fee at the annual rate of 0.50% of the average daily net assets of the International Equity Fund.

FNB also serves as custodian for each of the Funds, with the exception of the International Equity Fund, for which UBOC acts as custodian. FNB, as custodian, receives compensation from each of the Funds for its services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund’s average daily net assets. UBOC receives as compensation from the International Equity Fund a fee, computed daily and paid quarterly, at an annual rate of 0.065% of the Fund’s average daily net assets, subject to a minimum fee of $10,000 annually plus certain out-of-pocket expenses.

Prior to September 19, 2008, The Northern Trust Company acted as custodian for the International Equity Fund. The Northern Trust Company received as compensation from the International Equity Fund a fee, computed daily and paid quarterly, at an annual rate of 0.065% of the Fund’s average daily net assets, subject to a minimum fee of $15,000 annually.

DST Systems, Inc. is the transfer agent, whose functions include disbursing dividends and other distributions.

Citi Fund Services Ohio, Inc. (“Citi”) and FNBO act as Co-Administrators of the Funds. As compensation for its administrative services, each Co-Administrator is entitled to a fee, calculated daily and paid monthly based on the Funds’ average daily net assets. FNBO receives 0.07% of the Funds’ average daily net assets. Citi receives a fee based at the annual rate of 0.08% of the Funds’ first $600 million of average daily net assets, 0.04% of the Funds’ average daily net assets between $600 million and $800 million and 0.03% of the Funds’ average daily net assets over $800 million, subject to a minimum Fund complex fee of $240,000. Citi also serves as fund accountant and, as such, is entitled to certain out-of-pocket expenses.

Under a Compliance Services Agreement between the Funds and Citi (the “Agreement”), Citi makes an employee available to serve as the Funds’ AML Compliance Officer and Chief Compliance Officer (the “CCO”). Under the Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the Agreement, the Funds paid Citi $101,417 for the period ended March 31, 2009, plus certain out-of-pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

The advisers, sub-advisors, custodian and the Co-Administrators may periodically volunteer to reduce all or a portion of their fees with respect to one or more of the Funds. These voluntary waivers may be terminated at any time. The advisors, sub-advisors, custodian and the Co-Administrators may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield and total return of any Fund to be higher than it would be in the absence of such reductions. These waivers are not subject to recoupment in subsequent fiscal periods.

Northern Lights Distributors, LLC (the “Distributor”) acts as Distributor for each of the Funds pursuant to an Underwriting Agreement with the Company. Prior to May 1, 2008, Foreside Distribution Services, L.P. acted as distributor for each of the Funds.

The Company has adopted an Administrative Services Plan, which allows the Funds to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the advisors, their correspondent and affiliated banks and the Co-Administrators (each a “Service Organization”). Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organizations agree to provide certain recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund. The Funds’ Servicing Agreement with FNBO provides that the FNBO receives an annual fee at the rate of 0.25% of the average aggregate net asset value of the Funds held during the period by customers for whom FNBO provided services under the Servicing Agreement. The amounts charged to the Funds and paid to FNBO for shareholder service fees are reported within the Statements of Operations.

ANNUAL REPORT

First Focus FundsSM

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2009

4. Investment Transactions

The aggregate purchases and sales of securities, excluding U.S. Government securities and short-term investments (maturing less than one year from acquisition), for the year ended March 31, 2009 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$24,504,283	$23,586,179
Income Fund	33,836,755	36,934,020
Balanced Fund	23,593,182	14,576,987
Core Equity Fund	30,703,323	21,898,590
Large Cap Growth Fund	18,547,055	4,301,032
Growth Opportunities Fund	39,403,714	32,408,475
Small Company Fund	16,872,772	11,491,887
International Equity Fund	57,658,809	46,811,487

The aggregate purchases and sales of long-term U.S. Government securities for the year ended March 31, 2009 were as follows:

	Purchases	Sales
Short-Intermediate Bond	$14,569,855	$20,801,491
Income Fund	21,764,745	30,866,386
Balanced Fund	2,260,775	4,486,172

5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share. The Board is empowered to allocate such shares among different series of the Company’s shares without shareholder approval.

6. Federal Income Taxes

It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders sufficient to relieve it from all, or substantially all, federal income taxes. Therefore, no provision is made for federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

At March 31, 2009, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of securities for federal income tax purposes were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation (Depreciation)
Short-Intermediate Bond Fund	$49,359,381	$1,663,804	$(2,238,599)	$(574,795)
Income Fund	53,974,785	2,214,924	(4,495,557)	(2,280,633)
Balanced Fund	25,113,047	1,417,241	(5,138,578)	(3,721,337)
Core Equity Fund	82,280,131	8,956,899	(21,147,653)	(12,190,754)
Large Cap Growth Fund	40,722,452	273,861	(10,413,183)	(10,139,322)
Growth Opportunities Fund	48,139,933	4,662,942	(11,077,949)	(6,415,007)
Small Company Fund	37,636,110	2,670,881	(10,297,132)	(7,626,251)
International Equity Fund	86,383,732	1,318,944	(31,961,310)	(30,642,366)

The difference between book-basis and tax-basis unrealized appreciated/depreciated are attributable primarily to tax deferral of losses on wash sales, the difference on investments in passive foreign investment companies and amortized accretion.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

MARCH 31, 2009

The tax character of dividends and distributions paid during the years ended March 31, 2009 and 2008 were as follows:

	Distributions Paid From
	Ordinary Income		Net Long Term Capital Gains		Return of Capital		Total Distributions Paid*
	2009	2008	2009	2008	2009	2008	2009	2008
Short-Intermediate Bond Fund	$2,255,880	$2,135,784	$—	$—	$—	$—	$2,255,880	$2,135,784
Income Fund	2,462,735	2,919,608	—	—	—	—	2,462,735	2,919,608
Balanced Fund	611,234	917,135	544,935	4,352,283	—	—	1,156,169	5,269,418
Core Equity Fund	1,071,243	2,508,686	1,366,839	10,811,487	—	—	2,438,082	13,320,173
Large Cap Growth Fund	190,366	—	—	—	—	—	190,366	—
Growth Opportunities Fund	269,343	455,020	5,951,185	6,516,029	532,612	—	6,753,140	6,971,049
Small Company Fund	475,656	375,893	654,074	5,759,230	—	—	1,129,730	6,135,123
International Equity Fund	1,501,267	4,023,743	1,019,684	6,491,510	—	—	2,520,951	10,515,253

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of March 31, 2009, the components of Accumulated Earnings (Deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Dividends Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Short-Intermediate Bond Fund	$118,543	$—	$118,543	$(113,959)	$(4,540,908)	$(574,795)	$(5,111,119)
Income Fund	450,896	—	450,896	(156,330)	(2,362,271)	(2,280,633)	(4,348,338)
Balanced Fund	6,660	—	6,660	—	(2,158,696)	(3,721,337)	(5,873,373)
Core Equity Fund	16,127	—	16,127	—	(4,561,351)	(12,190,754)	(16,735,978)
Large Cap Growth Fund	18,158	—	18,158	—	(551,111)	(10,139,322)	(10,672,275)
Growth Opportunities Fund	—	—	—	—	(6,064,443)	(6,415,007)	(12,479,450)
Small Company Fund	1,868	—	1,868	—	(1,204,988)	(7,626,251)	(8,829,371)
International Equity Fund	118,696	—	118,696	—	(15,035,066)	(30,643,503)	(45,559,873)

*	Dividends payable may differ from the amount reported in the Statements of Assets and Liabilities because dividends reinvested on March 31, 2009 are booked as capital for financial reporting purposes but are reflected as a payable for tax purposes.

Under current tax law, certain capital losses realized after October 31 and within the taxable year may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended March 31, 2009, the Funds deferred to April 1, 2009 post-October capital losses and post-October currency losses of:

Post-October Losses
Balance Fund	$2,134,410
Core Equity Fund	959,111
Large Cap Growth Fund	483,651
Growth Opportunities Fund	6,064,443
Small Company Fund	510,744
International Equity Fund	7,752,371

ANNUAL REPORT

First Focus FundsSM

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

MARCH 31, 2009

As of March 31, 2009, the following Funds had net capital loss carryforwards, which are available to offset future net realized capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Short-Intermediate Bond Fund	$—	$449,594	$—	$324,830	$743,510	$1,593,824	$852,078	$577,072	$4,540,908
Income Fund	13,361	—	140,465	232,436	813,966	894,865	267,178	—	2,362,271
Balanced Fund	—	—	—	—	—	—	—	24,286	24,286
Core Equity Fund	—	—	—	—	—	—	—	3,602,240	3,602,240
Large Cap Growth Fund	—	—	—	—	—	—	6,051	61,409	67,460
Small Company Fund	—	—	—	—	—	—	—	694,244	694,244
International Equity Fund	—	—	—	—	—	—	—	7,282,695	7,282,695

The Funds comply with FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. FIN 48 includes a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (e.g., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7. Concentration of Credit Risk

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

8. Regulatory Matters

As disclosed in the 2006 Annual Report, the U.S. Securities and Exchange Commission conducted an examination of FNB related to past payments of certain marketing and other expenses. Subsequently, FNB agreed to pay the Funds $313,681, which was paid in December 2007. This amount was allocated to each Fund based on the average net assets of the Fund on the date of the distribution. The impact to the total return, net expense ratio and net income ratio are disclosed in the Financial Highlights.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

First Focus Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of First Focus Funds, Inc. – Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Core Equity Fund, Large Cap Growth Fund, Growth Opportunities Fund, Small Company Fund, and International Equity Fund (the Funds), including the schedule of portfolio investments, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each period in the two year period then ended, and the financial highlights for each period in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with custodians and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2009, the results of their operations for the year then ended, the changes in its net assets for each period in the two year period then ended, and the financial highlights for each period in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

May 28, 2009

ANNUAL REPORT

First Focus FundsSM

ADDITIONAL FUND INFORMATION (UNAUDITED)

MARCH 31, 2009

Proxy Voting Policy

A description of the policies are procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-662-4203 or (ii) on the Securities Exchange Commission’s website at http://www.sec.gov.

Quarterly Holdings

Portfolio holdings statements for the Funds for the quarters ended December 31 and June 30 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

Other Federal Income Tax Information

During the period ended March 31, 2009, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Balanced Fund	$544,935
Core Equity Fund	1,366,839
Growth Opportunities Fund	5,951,185
Small Company Fund	654,074
International Equity Fund	1,019,684

For the year ended March 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the year ended March 31, 2009, the following percentages of the total ordinary income distributions paid by the Funds during the year represent qualified dividend income:

Qualified Dividend Income
Balanced Fund	53.72%
Core Equity Fund	100.00%
Large Cap Growth Fund	98.22%
Growth Opportunities Fund	100.00%
Small Company Fund	97.71%
International Equity Fund	96.85%

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxed paid to foreign countries. Foreign source income and foreign tax per outstanding share on March 31, 2009 are as follows:

	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$0.28	$0.03

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2009. These shareholder will receive more detailed information along with their 2009 Form 1099-DIV.

The Funds designates the following percentage of distributions eligible for the dividends received deduction for corporations:

Amount
Balanced Fund	59.52%
Core Equity Fund	100.00%
Large Cap Growth Fund	98.22%
Growth Opportunities Fund	100.00%
Small Company Fund	99.70%

ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

MARCH 31, 2009

Table of Shareholder Expenses

As a shareholder of the First Focus Funds, you incur ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the First Focus Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expense Paid During Period* 10/1/08 - 3/31/09	Expense Ratio During Period** 10/1/08 - 3/31/09
Short-Intermediate Bond Fund	$1,000.00	$1,034.50	$4.72	0.93%
Income Fund	1,000.00	1,030.20	4.20	0.83%
Balanced Fund	1,000.00	830.90	6.16	1.35%
Core Equity Fund	1,000.00	718.10	5.27	1.23%
Large Cap Growth Fund	1,000.00	740.10	3.12	0.72%
Growth Opportunities Fund	1,000.00	720.60	5.49	1.28%
Small Company Fund	1,000.00	641.80	5.98	1.46%
International Equity Fund	1,000.00	657.40	6.53	1.58%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the First Focus Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expense Paid During Period* 10/1/08 - 3/31/09	Expense Ratio During Period** 10/1/08 - 3/31/09
Short-Intermediate Bond Fund	$1,000.00	$1,020.29	$4.68	0.93%
Income Fund	1,000.00	1,020.79	4.18	0.83%
Balanced Fund	1,000.00	1,018.20	6.79	1.35%
Core Equity Fund	1,000.00	1,018.80	6.19	1.23%
Large Cap Growth Fund	1,000.00	1,021.34	3.63	0.72%
Growth Opportunities Fund	1,000.00	1,018.55	6.44	1.28%
Small Company Fund	1,000.00	1,017.65	7.34	1.46%
International Equity Fund	1,000.00	1,017.05	7.95	1.58%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

ANNUAL REPORT

First Focus FundsSM

DIRECTORS AND OFFICERS

MARCH 31, 2009

Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company. The Company will be managed by the Directors in accordance with the laws of Nebraska governing corporations. The Board of Directors oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

Information about the Directors and officers of the Company is set forth below:

Name, Address and Date of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS*
Michael Summers 1620 Dodge Street Omaha, NE 68102 Age 44	Director/ President	Indefinite; Since 2007.	Chief Financial Officer of First National of Nebraska, Inc., (November 2006 to present); Chief Financial Officer, Transgenomic, Inc. (August 2004 to November 2006); General Manager of C&A Industries (February 2003 to August 2004).	8	None

INDEPENDENT DIRECTORS
Robert A. Reed 2600 Dodge Street Omaha, NE 68131 Age: 68	Director	Indefinite; Since 1994.	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974-present).	8	None

Gary D. Parker 1620 Dodge St. Omaha, NE 68102 Age: 63	Director	Indefinite; Since 2004.	Retired.	8	None

*	As defined in the 1940 Act Mr. Summers is an interested Director because he is an officer of First National of Nebraska, Inc., which is the parent company of FNB, the investment adviser for six of the Funds and Tributary, the investment adviser for two of the Funds.

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OTHER EXECUTIVE OFFICERS
Chris Sabato 3435 Stelzer Road Columbus, OH 43219 Age: 40	Treasurer	Indefinite; November 2008.	Senior Vice President of Citi Fund Services Ohio, Inc. since 2007 and has been employed by Citi Fund Services Ohio, Inc. in various other roles since 1993.

Eric Phipps 3435 Stelzer Road Columbus, OH 43219 Age: 37	Chief Compliance and AML Officer	Indefinite; March 2008.	Vice President, Citi Fund Services Ohio, Inc. (June 2006 to present); Staff Accountant, Securities and Exchange Commission (October 2004 to May 2006); Director of Compliance, Citi Fund Services Ohio, Inc. (December 1995 to October 2004).

Jack Huntington 100 Summer Street Boston, MA 02110 Age: 38	Secretary	Indefinite; November 2008.	Vice President, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Investment Adviser
FNB Fund Advisers
First National Bank
1620 Dodge Street, Stop 1075
Omaha, Nebraska 68197

Tributary Capital Management, LLC
First National Bank
P.O. Box 555
Fort Collins, Colorado 80522

Investment Sub-Adviser
(Large Cap Growth Fund only)
Riverbridge Partners, LLC
Midwest Plaza West
801 Nicollet Mall, Suite 600
Minneapolis, Minnesota 55402

(International Equity Fund only)
KBC Asset Management International Ltd.
Joshua Dawson House
Dawson Street
Dublin 2, Ireland

Custodian
First National Bank
1620 Dodge Street, Stop 1075
Omaha, Nebraska 68197

(International Equity Fund only)
Union Bank of California N.A.
350 California Street, Suite 600
San Francisco, California 94104

Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

First National Bank
1620 Dodge Street, Stop 1075
Omaha, Nebraska 68197

Distributor
Northern Lights Distributors, LLC
4020 South 147th Street
Omaha, Nebraska 68137

Legal Counsel
Husch Blackwell Sanders LLP
1620 Dodge Street, Suite 2100
Omaha, Nebraska 68102

Independent Registered Public Accounting Firm
KPMG LLP
191 W. Nationwide Blvd., Suite 500
Columbus, Ohio 43215

FIRST FOCUS
FUNDS

Value. Stability. Service.

This report has been prepared for the general information of First Focus Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Focus Funds prospectus. The prospectus contains more complete information about First Focus Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information
call 1-800-662-4203
or write to:
First Focus Funds Service Center
P.O. Box 219022
Kansas City, Missouri 64121-9022
or go to:
www.firstfocusfunds.com

0661-NLD-5/19/2009

FFF-AR-0309
05/09

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS NO AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) NOT APPLICABLE.

3(a)(3) THE REGISTRANT’S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT DOES NOT HAVE AN “AUDIT COMMITTEE FINANCIAL EXPERT” (AS SUCH TERM HAS BEEN DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN REGULATIONS IMPLEMENTED SECTION 407 OF THE SARBANES-OXLEY ACT OF 2002 (THE “REGULATIONS”)) SERVING ON ITS AUDIT COMMITTEE. THE REGISTRANT’S BOARD BELIEVES THAT, NOTWITHSTANDING THE ABSENCE OF ANY ONE PERSON MEETING ALL REQUIRED ELEMENTS OF THE DEFINITION OF “AUDIT COMMITTEE FINANCIAL EXPERT”, THE REGISTRANT’S AUDIT COMMITTEE COLLECTIVELY POSSESSES THE KNOWLEDGE AND EXPERIENCE NECESSARY TO EXECUTE ALL OF THE AUDIT COMMITTEE’S FUNCTIONS, DUTIES AND POWERS. ALL MEMBERS OF THE REGISTRANT’S AUDIT COMMITTEE ARE “INDEPENDENT” (AS DEFINED BY THE REGULATIONS).

Item 4.	Principal Accountant Fees and Services.

	2009	2008
Audit Fees	$102,220	$97,000
Audit-Related Fees	32,550	31,100
Tax Fees	33,000	33,075
All Other Fees	0	0

Nature of services regarding Audit-Related Fees:

2009: Consent on N-1A and 17f-2 count

2008: Consent on N-1A and 17f-2 count

Nature of services regarding Tax Fees:

2009:	Federal income and Nebraska Corporate Tax Return reviews and distribution calculation and federal excise tax return review.

2008:	Federal income and Nebraska Corporate Tax Return reviews and distribution calculation and federal excise tax return review.

(e)(1) THE AUDIT COMMITTEE (THE “COMMITTEE”) SHALL REVIEW, CONSIDER, AND PRE-APPROVE THE ENGAGEMENT OF ALL AUDITORS TO CERTIFY THE FUNDS’ FINANCIAL STATEMENTS (AN “AUDIT ENGAGEMENT”). THE COMMITTEE MUST REPORT TO THE BOARD OF DIRECTORS OF THE FUNDS (THE “BOARD”) REGARDING ITS APPROVAL OF ALL AUDIT ENGAGEMENTS.

FUND MANAGEMENT MAY REQUEST PRE-APPROVAL OF, AND THE COMMITTEE, OR A MEMBER OF THE COMMITTEE DESIGNATED BY THE COMMITTEE (A “DESIGNATED MEMBER”), MAY PRE-APPROVE PERMISSIBLE NON-AUDIT SERVICES (E.G. TAX, VALUATION, AND GENERAL ACCOUNTING SERVICES) TO THE FUNDS AND/OR TO THE FUNDS’ INVESTMENT ADVISER AND TO AFFILIATES OF THE FUNDS’ INVESTMENT ADVISER THAT PROVIDE ONGOING SERVICES TO THE FUNDS (THE “SERVICE AFFILIATES”), ON A PROJECT-BY-PROJECT BASIS. THE AUDIT COMMITTEE MUST, HOWEVER, PRE-APPROVE ANY ENGAGEMENT OF THE AUDITOR TO PROVIDE NON-AUDIT SERVICES TO ANY SERVICE AFFILIATE DURING THE PERIOD OF SUCHAUDITOR’S AUDIT ENGAGEMENT. ANY ACTION BY THE DESIGNATED MEMBER IN APPROVING A REQUESTED NON-AUDIT SERVICE SHALL BE PRESENTED FOR RATIFICATION BY THE AUDIT COMMITTEE NOT LATER THAN AT THE AUDIT COMMITTEE’S NEXT SCHEDULED MEETING.

(e)(2) None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)

2009	$46,000
2008	$874,075

(h) THE REGISTRANT’S AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAS CONSIDERED WHETHER THE PROVISION OF NONAUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT’S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT’S INDEPENDENCE.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         First Focus Funds, Inc.

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date:         05/27/2009        .

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date:          05/27/2009        .

By (Signature and Title)*	/s/ Mike Summers
Mike Summers, President

Date:         05/27/2009        .